[TURNER LOGO OMITTED]

                                  Annual Report
                               September 30, 1999


--------------------------------------------------------------------------------
                       Turner Large Cap Growth Equity Fund
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                            Turner Growth Equity Fund
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                            Turner Midcap Growth Fund
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                          Turner Small Cap Growth Fund
--------------------------------------------------------------------------------

                          Turner Micro Cap Growth Fund
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                               Turner Top 20 Fund
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                             Turner Technology Fund
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                     Turner Short Duration Government Funds
                             - Three Year Portfolio
--------------------------------------------------------------------------------

                     Turner Short Duration Government Funds
                              - One Year Portfolio
--------------------------------------------------------------------------------

                   Turner Core High Quality Fixed Income Fund
--------------------------------------------------------------------------------

                       Portfolios of The TIP Funds [LOGO OMITTED]

       Contents


  1    Letter to shareholders

  3    Total returns of Turner Funds

  5    Investment review:
       Turner Large Cap Growth Equity Fund

  7    Investment review:
       Turner Growth Equity Fund

  9    Investment review:
       Turner Midcap Growth Fund

 11    Investment review:
       Turner Small Cap Growth Fund

 13    Investment review:
       Turner Micro Cap Growth Fund

 15    Investment review:
       Turner Top 20 Fund

 17    Investment review:
       Turner Technology Fund

 19    Investment review:
       Turner Short Duration Government
       Funds-Three Year Portfolio

 21    Investment review:
       Turner Short Duration Government
       Funds-One Year Portfolio

 23    Investment review:
       Turner Core High Quality Fixed
       Income Fund

 25    Financial statements

 64    Report of Independent Auditors



Turner Funds
The Turner Funds, Portfolios of the TIP Funds, offer a series of ten no-load mutual funds to individual and institutional investors. The minimum initial investment in a Turner Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $50.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the Turner Funds. The firm, founded in 1990, invests more than $3 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.


Shareholder services
Turner Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to Turner Funds, Box 419805, Kansas City, Missouri 64141.

Letter to shareholders
--------------------------------------------------------------------------------

To our shareholders

What a difference a year makes. At this time last year, we were assuring investors that despite all signs to the contrary, the global financial markets were not headed toward a catastrophic meltdown.

This year, we are happy to report that our confidence was well founded, and that the world's financial picture is in fact brighter than ever. And, we are pleased to inform our investors of truly outstanding results across our entire family of equity and fixed income funds.

For the year ended September 30, 1999, the Turner funds delivered performance that stood out even in the crowded environment of today's mutual fund industry. This included a breathtaking 113.46% total return for our Micro Cap Growth Fund. Our other funds performed as follows:

   [BULLET] Turner Large Cap Growth Equity Fund:            42.97%
   [BULLET] Turner Growth Equity Fund:                      38.16%
   [BULLET] Turner Midcap Growth Fund:                      84.07%
   [BULLET] Turner Small Cap Growth Fund:                   59.14%
   [BULLET] Turner Top 20 Fund:                             39.90%*
   [BULLET] Turner Technology Fund:                         40.60%*
   [BULLET] Turner Short Duration -
             Three Year Fund (Institutional Class):          2.89%
   [BULLET] Turner Short Duration -
             One Year Fun (Institutional Class):             5.34%
   [BULLET] Turner Core High Quality
             Fixed Income Fund:                              0.48%*

*Inception Date: 7/1/99

These results took place against a backdrop of strong overall market performance. After a rocky start, the domestic equity markets rallied strongly, eventually leading the S&P 500 Index to a total return of 27.80% for the fiscal year. This is an exceptional result by any historical standard. And it makes it all the more remarkable that all of our equity funds significantly outperformed their indices.

Affirmation of our investment approach.

Performance like this was bound to attract the attention of the financial media. And in 1999, the Turner Funds and their portfolio managers became favorite subjects of major newspaper, magazine, and broadcast reports.

These included prominent appearances in Fortune, Forbes, Barron's, Investment News, and Mutual Funds magazine. In addition, several of our individual funds received high ratings from Morningstar, Inc.

And while this increased level of attention is of course gratifying, we are more pleased that 1999 continued to affirm the value of the Turner Funds investment approach. This approach is based on the philosophy that earnings expectations drive stock prices.

Our investment philosophy and process lead us to create portfolios that are fully invested at all times and maintain sector weightings that are neutral or well diversified relative to their benchmark indices. This helps us avoid risks associated with sector rotation and market timing, and allows us to focus our efforts exclusively on stock selection.

Investing lessons of the past decade.

During our first ten years as an independent investment firm, we have learned a great deal about what it takes to achieve above-average results in the challenging world of investing. And we recently condensed this knowledge into six fundamental lessons that we believe can benefit any investor. They are:

     1. Understand fully and completely what makes stocks go up and down. Earnings growth is the essence of stock investing: Stocks of companies with good earnings ultimately go up, and the stocks of companies with poor earnings ultimately go down. That's why we above all seek to invest in companies with earnings that are growing at a rate meeting or exceeding Wall Street's expectations.

     2. Don't take on risks you can't control. Our stock funds are fully invested and sector neutral because the entire history of the market tells us that market timing and sector rotation present a risk of selling at the bottom and buying at the top. The best way to avoid that risk and consistently outperform a benchmark is to look like that benchmark.

     3. Be the best stock pickers possible. A multifaceted investment process is vital in selecting good stocks because many factors contribute to stocks' performance. Our own process involves a combination of many quantitative, fundamental, and technical analyses.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

     4. Don't get too big. Generating superior investment performance becomes increasingly difficult once a portfolio's assets grow beyond a certain point. To maximize our own returns, we have established asset limits for our institutional stock portfolios and mutual funds.

     5. Align the firm's goals with the client's. Investment managers have a pronounced tendency to equate success with gaining assets rather than with putting the client first. Instead, we focus on how to do one's best for the client. For instance, we compensate the members of our investment team based on how they perform. If they don't provide our clients with above-average returns, they don't receive above-average bonuses.

     6. Be willing to adjust to changes in the market. For example, the quantitative modeling process that I developed back in 1985 worked very well, by all accounts. Through back-testing, however, we found it was working better in growth sectors such as technology, than in value sectors such as energy. So we adjusted the model's value factors to give greater weight in the value sectors. The result: improved returns in the value sectors. The investment environment is continually changing, and you must adapt. Study the market, and alter your activities to reflect what you've learned.

An age of infinite opportunities.

As we enter the new millennium, we look back with pride over what we have accomplished thus far. And we are looking forward with excitement over the nearly infinite opportunities that are available to investors during this golden age of capitalism. While our task as money managers is more complex than ever, it is also more rewarding because of the potential gains that global economic growth and productivity-enhancing technology have put within our reach.

We therefore feel privileged to serve as your eyes and ears on the market, and thank you for entrusting us to identify the very best of what the markets have to offer - now and in the future.


/s/ signature omitted
---------------------
Robert E. Turner
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

                               [PHOTO OMITTED]
Bob Turner


2 | TURNER FUNDS 1999 ANNUAL REPORT

Performance
-------------------------------------------------------------------------------

Total returns of Turner Funds*
Through September 30, 1999


                                                  Since      Three           Year       One       Three        Five
                                                inception    Months        To Date      Year       Year        Year
                                                   (annualized)              (annualized)          (annualized)+
Equity
=======================================================================================================================
Turner Large Cap Growth Equity Fund                (1.77)%      10.20%       42.97%       n/a         n/a      31.15%
Lipper Large-Cap Growth Funds Average               3.64         8.75        37.86        n/a         n/a      23.71
Russell Top 200 Growth Index                       (3.40)        5.89        34.26        n/a         n/a      27.29
S&P 500 Index                                      (6.24)        5.36        27.80        n/a         n/a      22.06
-----------------------------------------------------------------------------------------------------------------------
Turner Growth Equity Fund                          (1.00)        9.97        38.16       26.58%      24.63%    19.17
Lipper Large-Cap Growth Funds Average               3.64         8.75        37.86       25.04       24.02     17.93
Russell 1000 Growth Index                          (3.66)        6.40        34.85       26.87       26.79     19.30
S&P 500 Index                                      (6.24)        5.36        27.80       25.09       25.03     19.05
-----------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund                           3.95        45.80        84.07        n/a         n/a      38.93
Lipper Mid-Cap Growth Funds Average                 0.53        17.83        50.88        n/a         n/a      13.41
Russell Midcap Growth Index                        (5.01)        8.47        37.19        n/a         n/a      17.25
-----------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund                        3.42        27.99        59.14       15.54       29.26     26.63
Lipper Small-Cap Growth Funds Average               0.85        13.57        43.76        9.58       15.03     12.68
Russell 2000 Growth Index                          (4.92)        7.27        32.63        7.14
12.16         9.85
-----------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund                       20.17        51.95       113.46        n/a         n/a      59.94
Lipper Small-Cap Core Funds Average                (3.77)        4.66        24.96        n/a         n/a      (4.46)
Russell 2000 Growth Index                          (4.92)        7.27        32.63        n/a         n/a       0.71
-----------------------------------------------------------------------------------------------------------------------
Turner Top 20 Fund                                 39.90         n/a          n/a         n/a         n/a      39.90**
Lipper Multi-Cap Core Funds Average                (6.34)        n/a          n/a         n/a         n/a      (6.34)
S&P 500 Index                                      (6.24)        n/a          n/a         n/a         n/a      (6.24)
-----------------------------------------------------------------------------------------------------------------------
Turner Technology Fund                             40.60         n/a          n/a         n/a         n/a      40.60**
Lipper Science & Technology Funds Average           7.02         n/a          n/a         n/a         n/a       7.02
Pacific Exchange Technology 100 Index               4.62         n/a          n/a         n/a         n/a       4.62
-----------------------------------------------------------------------------------------------------------------------

Fixed income
=======================================================================================================================
Turner Short Duration Government Funds-
Three Year Portfolio (Institutional Class)          1.10%        2.19%        2.89%      6.00%       6.56%      6.02%
Lipper Short-Intermediate U.S. Government
Funds Average                                       0.81         0.41         0.69        5.3        5.94       5.05
Lehman Brothers 1-3 Year U.S. Government
Bond Index                                          1.24         2.41         3.18       5.98        6.36       5.76
-----------------------------------------------------------------------------------------------------------------------
Turner Short Duration Government Funds-
One Year Portfolio (Institutional Class)            1.40         4.10         5.34       5.92        6.33       6.08
Lipper Ultra-Short Obligation Funds Average         1.14         3.28         4.28       5.35        5.57       5.31
Merrill Lynch Three-Month
U.S. Treasury Bill Index                            1.27         3.54         4.70       5.15        5.36       5.23
-----------------------------------------------------------------------------------------------------------------------
Turner Core High Quality
Fixed Income Fund                                   0.48         n/a          n/a         n/a         n/a       0.48**
Lipper General Bond Funds Average                  (0.22)        n/a          n/a         n/a         n/a      (0.22)
Lehman Brothers Aggregate Bond Index                0.68         n/a          n/a         n/a         n/a       0.68
-----------------------------------------------------------------------------------------------------------------------

*    Past performance is no guarantee of future results.

**   Returns are cumulative.

Source: Lipper Analytical Services.

+ The inception dates for each Turner Fund are as follows: Turner Large Cap Growth Equity Fund, February 1, 1997; Turner Growth Equity Fund, March 11, 1992; Turner Midcap Growth Fund, October 1, 1996; Turner Small Cap Growth Fund, February 7, 1994; Turner Micro Cap Growth Fund, March 1, 1998; Turner Top 20 Fund, July 1, 1999; Turner Technology Fund, July 1, 1999; Turner Short Duration Government Funds-Three Year Portfolio (Institutional Class Shares), March 1, 1994; Turner Short Duration Government Funds-One Year Portfolio (Institutional Class Shares), March 1, 1994; and Turner Core High Quality Fixed Income Fund, July 1, 1999.



     SEI Investments Distribution Co., Oaks, PA acts as distributor of the Turner Funds. The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This information must be preceded or accompanied by a prospectus for the Turner Funds. Investors should read the prospectus carefully before investing.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 3

Performance
--------------------------------------------------------------------------------

Lipper Inc. performance rankings of mutual funds
Periods ending September 30, 1999

                                                              One            Two            Five            Seven
                                                              year           years          years           years
-----------------------------------------------------------------------------------------------------------------
Large-Cap Growth Funds
Turner Large Cap Growth Equity Fund
Ranking vs. competitors                                       72/331         26/257         --               --
Percentile ranking                                            21             10             --               --
-----------------------------------------------------------------------------------------------------------------
Large-Cap Growth Funds
Turner Growth Equity Fund
Ranking vs. competitors                                       118/331        70/257         44/130          30/70
Percentile ranking                                            35             27             33              42
-----------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Funds
Turner Midcap Growth Fund
Ranking vs. competitors                                       26/228         7/197          --               --
Percentile ranking                                            11             3
-----------------------------------------------------------------------------------------------------------------
Small-Cap Growth Funds
Turner Small Cap Growth Fund
Ranking vs. competitors                                       52/247         32/201         2/82            --
Percentile ranking                                            21             16             2               --
-----------------------------------------------------------------------------------------------------------------
Small-Cap Core Funds
Turner Micro Cap Growth Fund
Ranking vs. competitors                                       6/175          --              --               --
Percentile ranking                                            3
-----------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government Funds
Turner Short Duration Government Funds -
Three Year Portfolio (Institutional Class)
Ranking vs. competitors                                       8/91           2/86           9/58            --
Percentile ranking                                            9              2              15              --
-----------------------------------------------------------------------------------------------------------------
Ultra-Short Obligation Funds
Turner Short Duration Government Funds -
One Year Portfolio (Institutional Class)
Ranking vs. competitors                                       1/29           2/27           2/18            --
Percentile ranking                                            1              7              11              --
-----------------------------------------------------------------------------------------------------------------
Source: Lipper Inc.


4 | TURNER FUNDS 1999 ANNUAL REPORT

Investment review
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund




--------------------------------------------------------------------------------
Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund                42.97%
Lipper Large-Cap Growth Funds Average              37.86
S&P 500 Index                                      27.80
Russell Top 200 Growth Index                       34.26
================================================================================

The Turner Large Cap Growth Equity Fund continued to outperform its benchmarks by a substantial margin during the 12-month period ended September 30, 1999. The fund achieved a total return of 42.97%, compared with 34.26% for the Russell Top 200 Growth Index and 27.80% for the S&P 500 Index.

This superior performance was attributable to strong stock selection and decisive timing within key portfolio sectors. And it was accomplished while remaining sector-diversified relative to the Russell Top 200 Growth Index

The year was marked by a return to favor of mid-cap and small-cap issues, which had long been overshadowed by their larger counterparts. This trend continued through the end of the fiscal year, but was not enough to dampen the performance of high-quality, large-cap growth issues.

The portfolio's strongest performers for the year included perennial growth leader Microsoft, which continued to advance despite antitrust concerns and fundamental changes in its business model. Cisco Systems also continued to perform strongly thanks to its unique position as the predominant mover of Internet traffic. And even staid old IBM produced fireworks as a result of its success in embracing Internet commerce. In the healthcare sector, Johnson & Johnson and Bristol-Myers Squibb benefited from robust earnings growth and promising product pipelines.

Looking ahead, we are optimistic that large cap stocks will remain market leaders. Companies in this sector have the strong cash flows needed to fund aggressive research and development programs. In addition, recent efforts to streamline operations and decision-making have given large companies the agility to adapt quickly to the rapid changes brought on by the e-commerce revolution. As always, however, we will look beyond the obvious to locate those stocks that appear to offer the strongest potential for above-average growth.


Growth of a $10,000 Investment in the Turner Large Cap Growth Fund:
February 1, 1997-September 30, 1999 *


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one year              Since inception
42.97%                     31.15%


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


             Turner        Russell         S&P
           Large Cap       Top 200         500
           ---------       -------        ------
1/31/97      10,000         10,000        10,000
Sep. 97      12,279         12,013        12,199
Sep. 98      14,399         14,165        13,304
Sep. 99      20,586         19,018        17,003


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Large Cap Growth Equity Fund is February 1, 1997.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 5

Investment review
--------------------------------------------------------------------------------

Turner Large Cap Growth Equity Fund


--------------------------------------------------------------------------------
Fund objective
The Turner Large Cap Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations exceeding $10 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Top 200 Growth Index.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999

o  CUSIP #900297508

o  Top 10 holdings
   (1) Microsoft, (2) Cisco Systems, (3) Johnson & Johnson, (4) Intel, (5) Bristol-Myers Squibb, (6) Lucent Technologies, (7) America Online, (8) Procter & Gamble, (9) Wal-Mart Stores, (10) IBM

o % in 10 largest holdings 43.8%

o Number of holdings 44

o Price/earnings ratio 42.2

o Weighted average market capitalization $124.7 billion

o % of holdings with positive earnings surprises 68.0%

o % of holdings with negative earnings surprises 12.3%

o Net assets $8.5 million

[FUND PROFILE GRAPH OMITTED]

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell Top 200 Growth Index

[BAR GRAPH OMITTED]

44.3% Technology
19.3% Health care
15.9% Consumer discretionary/services
10.7% Consumer staples
4.2% Financial services
2.6% Producer durables
2.6 Utilities/communication
1.0% Materials/processing



Portfolio managers

[PHOTO OMITTED]

John F. Hammerschmidt has served as the lead product manager of the Large Cap Growth Equity Fund since its inception in 1997. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Large Cap Growth Equity Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

Mark D. Turner, president of Turner Investment Partners, serves as a comanager of the Large Cap Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois.

6 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Growth Equity Fund
Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------

Turner Growth Equity Fund                          38.16%
Lipper Large-Cap Growth Funds Average              37.86
S&P 500 Index                                      27.80
Russell 1000 Growth Index                          34.85
--------------------------------------------------------------------------------


In a year marked by exceptional market volatility, the Turner Growth Equity Fund handily outperformed its benchmarks, delivering a total return of 38.16%. By comparison, the Russell 1000 Growth Index returned 34.85%, while the S&P 500 Index yielded 27.80%.

The fund's outperformance is attributable to careful stock selection which focused on companies with outstanding management, world-class products and services, and long-term records of superior performance.

The top ten holdings of the fund at year-end were without exception household names, including Microsoft, Cisco Systems, Intel, Johnson & Johnson, Bristol-Myers Squibb, Lucent Technologies, Procter & Gamble, Wal-Mart Stores, Home Depot, and Schering Plough. Among their many other attributes, all ten are ranked among "America's Most Admired Companies" in their respective categories by Fortune magazine.

Looking ahead, we believe that the growth sector will continue to dominate the markets well into the future. In fact, we are convinced that a sea-change in the markets has placed growth stocks in a position of uncontested dominance over their value-oriented counterparts.

Of course, this does not mean that this sector is forever immune to volatility. But through our identification of best-of-class companies, we anticipate that the Growth Equity Fund will continue to live up to its name.



Growth of a $10,000 Investment in the Turner Growth Equity Fund:
March 31, 1992-September, 30, 1999 *


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


            Turner Growth        S&P 500          Russell 1000
             Equity Fund     Composite Index      Growth Index
            -------------    ---------------      ------------
3/31/92        10,000            10,000              10,000
Sep. 92        10,055            10,511              10,326
Sep. 93        12,734            11,871              10,942
Sep. 94        12,352            12,309              11,583
Sep. 95        14,900            15,965              15,311
Sep. 96        18,314            19,209              18,588
Sep. 97        24,286            26,976              25,335
Sep. 98        26,887            29,420              28,147
Sep. 99        37,147            37,598              37,957


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------

Past one      Past three   Past five    Since
year          years        years        inception
38.16%        26.58%       24.63%       19.17%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Growth Equity Fund is March 11, 1992. Returns are calculated from the first full month following the fund's inception date.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 7

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Growth Equity Fund


--------------------------------------------------------------------------------
Fund objective
The Turner Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 1000 Growth Index.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999


o  Ticker symbol TRGEX

o  CUSIP #900297102

o Top 10 holdings (1) Microsoft, (2) Cisco Systems, (3) Intel, (4) Johnson & Johnson, (5) Bristol-Myers Squibb, (6) Lucent Technologies, (7) Procter & Gamble, (8) Wal-Mart Stores, (9) Home Depot, (10) Schering-Plough

o % in 10 largest holdings 36.9%

o Number of holdings 97

o Price/earnings ratio 39.9

o Weighted average market capitalization $105.6 billion

o % of holdings with positive earnings surprises 73.6%

o % of holdings with negative earnings surprises 9.7%

o Net assets $142.8 million

[GROWTH EQUITY GRAPH OMITTED]


--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell 1000 Growth Index

36.3% Technology
16.7% Health care
15.3% Consumer discretionary/services
 9.0% Consumer staples
 5.1% Financial services
 4.5% Utilities/communication
 3.5% Producer durables
 1.2% Materials/processing
 0.9% Energy
 0.4% Autos/transportation

[BAR GRAPH OMITTED]

Portfolio managers

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Growth Equity Fund since its inception in 1992. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

John F. Hammerschmidt serves as a comanager of the Growth Equity Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.

[PHOTO OMITTED]

Mark D. Turner, president of Turner Investment Partners, serves as a comanager of the Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois.

8 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Midcap Growth Fund


Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Midcap Growth Fund                          84.07%
Lipper Mid-Cap Growth Funds Average                50.88
Russell Midcap Growth Index                        37.19
--------------------------------------------------------------------------------
During the 12 months ended September 30, 1999, the Turner Midcap Growth Fund added to its outstanding record by soaring 84.07%. In doing so, the fund more than doubled the performance of the Russell Midcap Growth Index, which returned 37.19%.

Among the strongest performing sectors of the portfolio were technology, healthcare and producer durables. Broadcasting/media, specialty retailing, biotechnology, semiconductor and networking stocks were especially profitable. Only our consumer-stables positions lagged.

What is particularly notable about the fund's superior performance is that it was achieved while maintaining an average price earnings ratio (P/E Ratio) just over 33 relative to the Russell Midcap P/E Ratio of 34. In light of the favorable earnings prospects of our holdings, we think Midcap Growth can perform relatively well in favorable or unfavorable economic conditions.

The companies in the Midcap Growth Fund are well-known, well-capitalized organizations with dominant market positions and reputations for innovation. They include "dot-com" address provider Network Solutions; electronics retailers Best Buy and Circuit City; payroll processing leader Paychex; Internet advertising giant DoubleClick; advertising conglomerate Interpublic Group; adhesive products maker Avery Denison; printer manufacturer Lexmark International; food distributor Sysco, and fiber optics leader JDS Uniphase.

Looking ahead, we believe that the Midcap Growth Fund has strong prospects for the future, thanks to its continued emphasis on finding leaders in a dynamic market place. And while it is unrealistic to expect consecutive years of performance of this caliber, we believe the fund is well positioned for a wide range of market environments.


Growth of a $10,000 Investment in the Turner Midcap Growth Fund:
October 31, 1996-September 30, 1999*


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


           Turner Midcap Growth      Russell Midcap Growth Index
           --------------------      ---------------------------
10/31/96         10,000                         10,000
Sep. 97          14,248                         13,117
Sep. 98          14,425                         11,887
Sep. 99          26,552                         16,309


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one year              Since inception
84.07%                     38.93%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Midcap Growth Fund is October 1, 1996.

                                             TURNER FUNDS 1999 ANNUAL REPORT | 9

Investment review
--------------------------------------------------------------------------------

Turner Midcap Growth Fund


--------------------------------------------------------------------------------
Fund objective
The Turner Midcap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations between $1 billion and $8 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

o  Ticker symbol TMGFX

o  CUSIP #900297409

o Top 10 holdings (1) Network Solutions, (2) Best Buy, (3) Paychex, (4) DoubleClick, (5) Interpublic Group, (6) Bausch & Lomb, (7) Circuit City, (8) Lexmark International, (9) SPX, (10) JDS Uniphase

o % in 10 largest holdings 13.9%

o Number of holdings 113

o Price/earnings ratio 33.8

o Weighted average market capitalization $5.2 billion

o % of holdings with positive earnings surprises 71.1%

o % of holdings with negative earnings surprises 5.9%

o Net assets $148.8 million

[MIDCAP FUND GRAPH OMITTED]

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell Midcap Growth Index

[BAR GRAPH OMITTED]

27.4% Technology
24.4% Consumer discretionary/services
11.1% Health care
 9.1% Financial services
 6.5% Producer durables
 5.4% Utilities/communication
 3.4% Materials/processing
 3.0% Consumer staples
 2.6% Energy
 1.9% Autos/transportation

Portfolio managers

[PHOTO OMITTED]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

[PHOTO OMITTED]

William C. McVail serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

10 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Small Cap Growth Fund


Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund                       59.14%
Lipper Small-Cap Growth Funds Average              43.76
Russell 2000 Growth Index                          32.63
--------------------------------------------------------------------------------
Small-cap growth stocks performed extremely well during the year ended September 30, 1999. But the Turner Small Cap Growth Fund performed even better. For the period, the fund returned a whopping 59.14% -- nearly doubling the performance of the Russell 2000 Growth Index, which returned 32.63%.

This performance is even more notable in light of the fact that some key sectors, including financial services and producer durables, spent a good portion of the year out of the market's favor. However, any underperformance was more than made up by the fund's outstanding holdings in such areas as consumer discretionary/ services and technology.

Top performers in the portfolio included cable equipment maker ANTEC; specialty software creator Mercury Interactive; investment banker Hambrecht & Quist; videoconferencing leader Polycom; pharmaceutical innovator Jones Pharma; security software producer Symantec; French software developer Business Objects; communications equipment maker Powerwave Technologies; help desk software developer Peregrine Systems; and home products retailer Linens 'N Things.

Overall, more than 63% of the portfolio's holdings reported positive earnings surprises, while just over five percent reported negative earnings surprises.

Looking ahead, we continue to favor selected consumer, telecommunications, and bandwidth-technology stocks that have contributed so much to our recent results. And we continue to find outstanding values in the small-cap sector, which is so rich with innovative, energetic young companies.



Growth of a $10,000 Investment in the Turner Small Cap Growth Fund:
February 28, 1994-September 30, 1999*


              In the printed version of the document, a line graph
                appears which depicts the following plot points:


              Turner Small           Frank Russell
               Cap Growth          2000 Growth Index
              ------------         -----------------
2/28/94          10,000                 10,000
Sep. 94          10,303                  9,618
Sep. 95          15,812                 12,328
Sep. 96          24,103                 13,881
Sep. 97          28,114                 17,123
Sep. 98          23,362                 12,872
Sep. 99          37,179                 17,072


Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one      Past three   Past five    Since
year          years        years        inception
59.14%        15.54%       29.26%       26.63%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Small Cap Growth Fund is February 7, 1994. Returns are calculated from the first full month following the fund's inception date.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 11

Investment review
--------------------------------------------------------------------------------

Turner Small Cap Growth Fund

--------------------------------------------------------------------------------
Fund objective

The Turner Small Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations at the time of purchase not exceeding $2 billion that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[SMALL CAP GRAPH OMITTED]

o  Ticker symbol TSCEX

o CUSIP #900297300

o Top 10 holdings ((1) ANTEC, (2) Mercury Interactive, (3) Hambrecht & Quist,
  (4) Polycom, (5) Jones Pharma, (6) Symantec, (7) Business Objects, (8) Powerwave Technologies, (9) Peregrine Systems, (10) Linens 'N Things

o % in 10 largest holdings 12.9%

o Number of holdings 146

o Price/earnings ratio 28.1

o Weighted average market capitalization $1.3 billion

o % of holdings with positive earnings surprises 73.6%

o % of holdings with negative earnings surprises 3.5%

o Net assets $254.1 million

--------------------------------------------------------------------------------
Sector weightings:
neutral to Russell 2000 Growth Index

23.9% Consumer discretionary/services
22.8% Technology
13.3% Health care
10.9% Financial services
10.0% Producer durables
 6.2% Materials/processing
 5.6% Utilities/communication
 1.7% Energy
 1.6% Autos/transportation
 1.3% Consumer staples

[BAR GRAPH OMITTED]


--------------------------------------------------------------------------------
Portfolio managers

[PHOTO OMITTED]

William C. McVail serves as the lead product manager of the Small Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]

Frank L. Sustersic serves as a comanager of the Small Cap Growth Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]

Christopher K. McHugh serves as a comanager of the Small Cap Growth Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

12 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Micro Cap Growth Fund

Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund                      113.46%
Lipper Small-Cap Core Funds Average                24.96
Russell 2000 Growth Index                          32.63
--------------------------------------------------------------------------------

Those who believe that triple-digit annual returns are the sole province of certain Internet stocks are likely to think that the performance figures of the Turner Micro Cap Growth Fund are a misprint. But they are not. For the 12 months ended September 30, 1999, the fund delivered an astonishing return of 113.46%. In doing so, the fund more than tripled the performance of its key benchmark, the Russell 2000 Growth Index, which recorded an annual return of 32.63%.

We are pleased to report that this performance has not come at the expense of diversification. Throughout the year, the fund was represented in all ten market sectors -- unlike other micro-cap funds which invest primarily in technology stocks while maintaining only token weightings in other sectors.

The fund was aided by a general strength in growth stocks; particularly those in the technology sector. However, the real story was stock selection. Our fundamental analysis and proprietary quantitative model led us to companies that were clearly poised for above-average growth. And over the course of the year, more than 46% of our holdings came through with positive earnings surprises, while only three percent delivered negative surprises.

Our top ten holdings were among the best-performing stocks in the portfolio. Our largest holding, CD-ROM producer Zomax, rose more than 1,000% during the year. Other superior performers included cell phone manufacturer Audiovox; electronics retailer Rex Stores; video game creator THQ, Inc.; specialty circuits manufacturer Zoran; cardiac products leader Zoll Medical; broadcast equipment maker California Amplifier; and remote control producer Universal Electronics.

Looking ahead, one cannot expect performance of this level to repeat itself -- especially as the fund grows in size. However, we believe that micro-cap stocks remain a fertile area for exceptional rates of growth. And we believe that our strategy of seeking the most promising stocks in each industry sector will continue to provide an effective method for outperforming the overall market.

Growth of a $10,000 Investment in the Turner Micro Cap Growth Fund:
March 1, 1998-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                           Turner Micro Cap        Russell 2000
                             Growth Fund           Growth Index
                           ----------------        ------------
          2/98                  10,000                 10,000
          9/98                   9,882                  7,625
          9/99                  21,093                 10,113

Annualized total returns
Periods ending September 30, 1999
--------------------------------------------------------------------------------
Past one year              Since inception
113.46%                    59.94%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Micro Cap Growth Fund is March 1, 1998.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Micro Cap Growth Fund

--------------------------------------------------------------------------------
Fund objective

The Turner Micro Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential and market capitalizations not exceeding $500 million at the time of purchase. The fund's economic-sector weightings stay within a range that's not more than 50% above or below the sector weightings of the Russell 2000 Growth Index.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.

--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[MICRO CAP GRAPH OMITTED]

o Ticker symbol TMCGX

o CUSIP #872524301

o Top 10 holdings (1) Zomax, (2) Audiovox, (3) Rex Stores, (4) THQ, (5) Zoran,
  (6) Eclipse Surgical Technologies, (7) Zoll Medical, (8) California Amplifier,
  (9) Homeseekers.com, (10) Universal Electronics

o % in 10 largest holdings 16.1%

o Number of holdings 126

o Price/earnings ratio 34.4

o Weighted average market capitalization $300 million

o % of holdings with positive earnings surprises 56.9%

o % of holdings with negative earnings surprises 3.4%

o Net assets $13.0 million

--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

31.1% Technology
27.4% Consumer discretionary/services
12.2% Health care
 5.2% Financial services
 5.0% Materials/processing
 4.1% Energy
 3.9% Producer durables
 3.5% Utilities/communication
 2.6% Autos/transportation
 0.9% Consumer staples

[BAR GRAPH OMITTED]

Portfolio managers

[PHOTO OMITTED]

Frank L. Sustersic has served as the lead product manager of the Micro Cap Growth Fund since its inception in 1998. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]

William C. McVail serves as the comanager of the Micro Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


[PHOTO OMITTED]

Christopher J. Perry serves as the comanager of the Micro Cap Growth Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.

14 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Top 20 Fund


Total return
Period ending September 30, 1999
--------------------------------------------------------------------------------
Turner Top 20 Fund                                 39.90%
Lipper Multi-Cap Core Funds Average                24.96
S&P 500 Index                                      (6.24)
--------------------------------------------------------------------------------

The Turner Top 20 Fund, which invests in the 15-25 stocks on which we are the most bullish, recorded a bullish initial performance in the third quarter. Top 20 climbed 39.90% to beat the S&P 500 Index's 6.24% loss by 46.14 percentage. Our holdings were culled from the approximately 250 stocks in all capitalization ranges that we own in our other stock funds -- the stocks that we think are the best of the best. In essence, we regard the fund as a distillation of our ability to pick good stocks. As the market fluctuated in the quarter, we moved in and out of our holdings adroitly. For instance, we reaped gains in technology stocks, then sold a portion of them to buy health-care stocks and benefit from their subsequent rally. Our holdings remain broadly diversified by sector and security, with investments in seven sectors and typical weightings in individual stocks of about 5%; we think such an approach should produce smoother returns over time.

Growth of a $10,000 Investment in the Turner Top 20 Fund:
July 1, 1999-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                  Turner         S&P
                                  ------        -----
                    6/98          10,000       10,000
                    9/99          13,990        9,375

Cumulative total returns
Period ending September 30, 1999
--------------------------------------------------------------------------------
Since inception
39.90%


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Top 20 Fund is July 1, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Top 20 Fund

--------------------------------------------------------------------------------
Fund objective
The Turner Top 20 Fund seeks capital appreciation. It invests in common stock and other equity securities of companies, regardless of their market capitalization, that Turner believes have strong earnings potential. The portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[TOP 20 GRAPH OMITTED]

o Ticker symbol TTOPX

o CUSIP #87252R862

o Top 10 holdings (1) NetZero, (2) Yahoo!, (3) America Online, (4) JDS Uniphase,
  (5) InterNAP Network Services, (6) Scientific-Atlanta, (7) Johnson & Johnson,
  (8) Micron Technology, (9) Abercrombie & Fitch, (10) Bausch & Lomb

o % in 10 largest holdings 53.8%

o Number of holdings 21

o Price/earnings ratio 39.8

o Weighted average market capitalization $57.3 billion

o % of holdings with positive earnings surprises 68.8%

o % of holdings with negative earnings surprises 19.1%

o Net assets $16.1 million


--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

35.9% Technology
28.1% Consumer discretionary/services
 9.9% Health care
 9.8% Producer durables
 8.5% Energy
 4.6% Financial services
 4.3% Consumer staples

[BAR GRAPH OMITTED]


Portfolio managers

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

[PHOTO OMITTED]

William C. McVail serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

16 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Technology Fund


Total return
Period ending September 30, 1999
--------------------------------------------------------------------------------
Turner Technology Fund                             40.60%
Lipper Science & Technology Funds Average          24.96
Pacific Exchange Technology 100 Index               4.62
--------------------------------------------------------------------------------

Performance was generally bleak for the 10 sectors of the stock market in the third quarter, but the technology sector was a notable exception. The Pacific Exchange Technology 100 Index, for one, advanced 4.62%. The Turner Technology Fund began operation in the quarter and made the most of this favorable environment: it soared 40.60% to outdistance the PSE Tech Index by 35.98 percentage points.

During the summer, technology stocks bottomed after a tough second quarter and came roaring back. Seeing an enormous buying opportunity, we scooped up selected Internet, software, and semiconductor shares, then rode their ascent. For instance, software stocks were so beaten down that they were selling at price/earnings multiples below their growth rates, which is highly unusual. Going forward, we especially like the fundamentals of enterprise-resource-planning software firms, which should benefit from future capital spending on technology.

Growth of a $10,000 Investment in the Turner Technology Fund:
July 1, 1999-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                  Turner          Pacific
                                  ------          -------
                    6/99          10,000            10,000
                    9/99          14,060            10,467

Cumulative total returns
Period ending September 30, 1999
--------------------------------------------------------------------------------
Since inception
40.60%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Technology Fund is July 1, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 17

Investment Review
--------------------------------------------------------------------------------


Turner Technology Fund


--------------------------------------------------------------------------------
Fund objective

The Turner Technology Fund seeks capital appreciation. It invests in common stock of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven technology related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
Fund profile
September 30, 1999


[TECH GRAPH OMITTED]

o Ticker symbol TTECX

o CUSIP #87252R870

o Top 10 holdings (1) InterNAP Network Services, (2) Amazon.com, (3) NetZero,
  (4) Microsoft, (5) Priceline.com, (6) Network Solutions, (7) Ciena, (8) Intuit, (9) America Online, (10) JDS Uniphase

o % in 10 largest holdings 39.9%

o Number of holdings 39

o Price/earnings ratio 42.9

o Weighted average market capitalization $45.1 billion

o % of holdings with positive earnings surprises 68.5%

o % of holdings with negative earnings surprises 15.3%

o Net assets $8.3 million


--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

56.9% Technology
24.4% Consumer discretionary/services
 8.7% Producer durables
 2.9% Utilities/communication
 2.6% Health care

[BAR GRAPH OMITTED]



Portfolio managers

[PHOTO OMITTED]

Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.

[PHOTO OMITTED]

Christopher K. McHugh has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

18 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Short Duration Government Funds-
Three Year Portfolio



Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-
Three Year Portfolio (Institutional Class)          2.89%
Lipper Short/Intermediate U.S. Government
Funds Average                                       0.69
Lehman Brothers 1-3 Year
U.S. Government Bond Index                          3.18
--------------------------------------------------------------------------------

In a challenging year for all fixed income investors, the Turner Short Duration -- Three Year Fund Institutional Class delivered strong results, with a total return of 2.89%. By comparison, the Lehman Brothers 1-3 Year U.S.
Government Bond Index returned only a slightly higher 3.18%.

During the fiscal year, fixed income securities were hit by two rate hikes by the Federal Reserve Board, each pushing short rates up by 0.25%. The Fed's goal in each case was to tap the brakes on the economy and preempt inflation.

Throughout the period, we held the fund's average weighted maturity to a relatively conservative 2.2 years. This positioned us to take advantage of higher yields as they became available. We also maintained our level of quality, focusing primarily on U.S. Treasury notes and government agency securities.

The new year offers considerable challenge as the economy continues to grow at a healthy pace and inflation fears rise. In the face of this the Turner Short Duration Government Fund-Three Year Portfolio will continue to invest in high quality instruments and to manage interest rate risk carefully. We will seek to benefit from an eventual fall in rates, which we expect, without exposing our investors to undue risk.



Growth of a $10,000 Investment in the Turner Short Duration Government Funds-Three Year Portfolio, Institutional Class:
March 31, 1994-September 30, 1999 *

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                         Turner Short Duration      Lehman 1-3 yr
                         ---------------------      -------------
              1/31/94            10,000                  10,000
               Sep 94            10,089                  10,049
               Sep 95            10,976                  10,871
               Sep 96            11,637                  11,488
               Sep 97            12,463                  12,279
               Sep 98            13,469                  13,253
               Sep 99            13,858                  13,676

Annualized total returns
Periods ending September 30, 1999

Past one      Past three   Past five    Since
year          years        years        inception
Institutional Class Shares
2.89%         6.00%        6.56%        6.02%
Advisor Class Shares
   --           --           --         5.64%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-Three Year Portfolio (Institutional Class) is March 1, 1994.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 19

Investment Review
--------------------------------------------------------------------------------

Turner Short Duration Government Funds-
Three Year Portfolio

--------------------------------------------------------------------------------
Fund objective

The Turner Short Duration Government Funds-Three Year Portfolio seeks to produce maximum total return consistent with preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a three-year Treasury bill.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[THREE YEAR GRAPH]

o Ticker symbol TSDGX, Institutional Class Shares

o CUSIP #872524202, Institutional Class Shares

o Top 10 holdings (1) U.S. Treasury Notes, 5.75%, 10/31/00, (2) U.S. Treasury Notes, 5.00%, 02/28/01, (3) U.S. Treasury Notes, 7.00%, 07/15/06, (4) Federal
  Home Loan Mortgage Corporation, 9.50%, 06/15/06, (5) Spiegel Credit Card, 7.50%, 1995-A, (6) Federal Home Loan Mortgage Corporation Gold, 7.50%, 10/14/29, (7) U.S. Treasury Notes, 6.375%, 08/15/02, (8) Structured Assets SEC Corporation Variable %, 10/30/07, (9) Fleet Credit Card, 1998-A, (10) Ford Motor Credit, 5.75%, 02/23/04

o % in 10 largest holdings 57.4%

o Number of holdings 44

o Average effective duration 1.7 years

o Average maturity 2.3 years

o Average yield to maturity 6.13%

o Average credit quality Agency

o Convexity (0.21)

o Net assets $38.8 million

--------------------------------------------------------------------------------
Sector weightings:

47.6% Mortgage-backed securities
30.1% Treasury securities
11.6% Asset-backed securities
7.4% Corporates
3.3% Other

[BAR GRAPH OMITTED]

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO OMITTED]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-One Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO OMITTED]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO OMITTED]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.

20 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Short Duration Government Funds-
One Year Portfolio

Total return
Year ending September 30, 1999
--------------------------------------------------------------------------------
Turner Short Duration Government Funds-
One Year Portfolio (Institutional Class)            5.34%
Lipper Ultra-Short Obligation Funds Average         4.28
Merrill Lynch 3 Month
U.S. Treasury Bill Index                            4.70
--------------------------------------------------------------------------------

For the 12 months ended September 30, 1999, the Turner Short Duration - One Year Fund Institutional Class delivered a strong total return of 5.34%. By contrast, the Merrill Lynch 3 Month U.S. Treasury Bill Index reported a total return of 4.70%.

The fund benefited from the Federal Reserve Board's two rate hikes late in the fiscal year, each of which boosted short-term yields by 0.25%. Because of these actions, short-term instruments actually outperformed intermediate-term securities for the year.

The fund also took advantage of the incremental yield opportunities available at the longer end of its maturity spectrum. And, it boosted returns still further by holding a sizeable proportion of government-backed collateralized mortgage obligation (CMO) securities, which offer higher income levels than Treasury issues of comparable maturities.

Looking ahead, we believe the potential for additional rate increases remains fairly strong for the early part of calendar year 2000. Once the Federal Reserve Board is satisfied that any Y2K-related concerns have been put to rest, the strength of the economy and tightness in the labor markets could make a compelling case for additional action. Whether or not this occurs, we believe the fund is well positioned to continue delivering yields well in excess of the rate of inflation.

Growth of a $10,000 Investment in the Turner Short Duration Government Funds-One Year Portfolio, Institutional Class
March 1, 1998-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                       Turner Short Duration        Merrill Lynch 3-month
                       ---------------------        ---------------------
          3/3/94               10,000                         10,000
          Sep.94               10,231                         10,235
          Sep 95               10,935                         10,837
          Sep 96               11,704                         11,431
          Sep 97               12,428                         12,047
          Sep 98               13,201                         12,693
          Sep 99               13,906                         13,289

Annualized total returns
Periods ending September 30, 1999

Past one      Past three   Past five    Since
year          years        years        inception
Institutional Class Shares
5.34%         5.92%        6.33%        6.08%
Advisor Class Shares
5.00%           --           --         5.22%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-One Year Portfolio (Institutional Class) is March 1, 1994.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 21

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Short Duration Government Funds-
One Year Portfolio

--------------------------------------------------------------------------------
Fund objective

The Turner Short Duration Government Funds-One Year Portfolio seeks to produce maximum total return consistent with the preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a one-year Treasury note.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[ONE YEAR GRAPH OMITTED]

o CUSIP #872524103, Institutional Class Shares

o Top 10 holdings (1) Federal National Mortgage Association, 5.84375%, 06/25/00,
  (2) Federal Home Loan Mortgage Corporation, 5.85%, 11/15/05, (3) U.S. Treasury Notes, 5.75%, 10/31/00, (4) Federal Home Loan Mortgage Corporation, 6.50%, 09/15/06, (5) Morgan Stanley, 6.85%, 02/15/20, (6) Federal National Mortgage Association, 5.84375%, 06/25/08, (7) Government National Mortgage Association, 6.375%, (8) Federal Home Loan Mortgage Corporation, 6.00%, 11/15/05, (9) Federal Home Loan Mortgage Corporation, 5.70%, 07/15/05, (10) Federal Home Loan Mortgage Corporation, 7.00%, 10/15/18

o % in 10 largest holdings 69.6%

o Number of holdings 33

o Average effective duration 0.4 years

o Average maturity 0.5 years

o Average yield to maturity 5.73%

o Average credit quality Agency

o Convexity (0.18)

o Net assets $6.4 million
--------------------------------------------------------------------------------
Sector weightings:

47.6% Mortgage-backed securities
30.1% Treasury securities
11.6% Asset-backed securities
 7.4% Corporates
 3.3% Other

[BAR GRAPH OMITTED]

--------------------------------------------------------------------------------
Portfolio managers

[PHOTO OMITTED]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-Three Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO OMITTED]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO OMITTED]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.

22 | TURNER FUNDS 1999 ANNUAL REPORT

Turner Core High Quality
Fixed Income Fund


Total return
Period ending September 30, 1999*
--------------------------------------------------------------------------------
Turner Core High Quality
Fixed Income Fund                                   0.48%
Lipper General Bond Funds Average                   4.28
Lehman Brothers Aggregate
Bond Index                                          0.68
--------------------------------------------------------------------------------


Interest rates rose at most maturities in the third quarter, but not enough to prevent the Turner Core High Quality Fixed Income Fund from recording a positive return, 0.48%. That return was below the 0.68% performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index. Our results were enhanced by the portfolio's high average credit quality (better-quality securities outperformed), significant positions in Treasury, mortgage-backed, and asset-backed securities (those three sectors outperformed), and a conservative average duration (longer durations underperformed). Conversely, our results would have been better if we had owned more bonds with above-average yields, especially more mortgage pass-throughs, which have done well lately. We are keeping our average duration in neutral territory to capture more yield than we would with a more conservative positioning.

Growth of a $10,000 Investment in the Turner Core High Quality Fixed Income
Fund: July 1, 1999-September 30, 1999*

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                                    Turner        Lehman
                                    ------        ------
                      6/98          10,000         10,000
                      9/99          10,047         10,068

Cumulative total returns
Period ending September 30, 1999
--------------------------------------------------------------------------------
Since inception
0.48%

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Core High Quality Fixed Income Fund is July 1, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 23

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Turner Core High Quality Fixed Income Fund

--------------------------------------------------------------------------------
Fund objective

The Turner Core High Quality Fixed Income Fund seeks current income and capital appreciation, an objective that emphasizes total return rather than just yield alone. It invests in investment-grade fixed-income securities, including U.S. government, corporate, mortgaged-backed and asset-backed securities.
--------------------------------------------------------------------------------
Fund profile
September 30, 1999

[CORE HIGH GRAPH OMITTED]

o Ticker symbol THQFX

o CUSIP #87252R847

o Top 10 holdings (1) U.S. Treasury Notes, 7.00%, 07/15/06, (2) U.S. Treasury Notes, 8.125%, 05/15/21, (3) Spiegel Credit Card, 7.50%, 1995-A, (4) FNCI,
  6.00%, 02/01/13, (5) Federal National Mortgage Association, 6.00%, 12/25/22,
  (6) Federal Home Loan Mortgage Corporation, 6.00%, 6/01/29, (7) Federal Home Loan Mortgage Corporation Gold Pool, 7.50%, 10/01/28, (8) FNCL, 6.00%, 04/01/28, (9) Federal Home Loan Mortgage Corporation, 9.50%, 06/15/06, (10) Olympic Auto, 6.15%, 1995-D

o % in 10 largest holdings 85.8%

o Number of holdings 26

o Average effective duration 5.0 years

o Average maturity 8.5 years

o Average yield to maturity 6.49%

o Average credit quality Agency

o Convexity 0.09

o Net assets $10.0 million
--------------------------------------------------------------------------------
Sector weightings:
resemble Russell 2000 Growth Index

44.1% Mortgage-backed securities
38.1% Treasury securities
13.7% Corporates
2.2% Asset-backed securities
1.9% Other

[BAR GRAPH OMITTED]

Portfolio managers

[PHOTO OMITTED]

James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-Three Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.

[PHOTO OMITTED]

Kathy Dull, senior portfolio manager/security analyst, joined the firm in 1997. She earned a bachelor's degree at Miami University, Oxford, Ohio. Previously Kathy was an assistant to the fixed-income portfolio manager at Montgomery Asset Management.

[PHOTO OMITTED]

Robb J. Parlanti, senior portfolio manager/security analyst, joined Turner in 1993. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.

24 | TURNER FUNDS 1999 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Statement of net assets
Turner Large Cap Growth Equity Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--100.3%
----------------------------------------------------------
Beauty products--4.7%
----------------------------------------------------------
Colgate-Palmolive                         2,530      $ 116
Procter & Gamble                          3,015        283
                                                     -----
Total Beauty products                                  399
                                                     -----

----------------------------------------------------------
Broadcasting, newspapers & advertising--2.8%
----------------------------------------------------------
AT&T Corp-Liberty Media, Cl A*            3,740        139
Clear Channel Communications*             1,220         97
                                                     -----
Total Broadcasting, newspapers &
    advertising                                        236
                                                     -----

----------------------------------------------------------
Communications equipment--7.7%
----------------------------------------------------------
Juniper Networks*                           910        166
Lucent Technologies                       5,490        356
Nokia                                     1,460        131
                                                     -----
Total Communications equipment                         653
                                                     -----

----------------------------------------------------------
Computers & services--12.7%
----------------------------------------------------------
Cisco Systems*                            7,094        486
EMC*                                      2,380        170
IBM                                       2,170        263
Sun Microsystems*                         1,660        154
                                                     -----
Total Computers & services                           1,073
                                                     -----

----------------------------------------------------------
Drugs--11.4%
----------------------------------------------------------
American Home Products                    3,990        166
Bristol-Myers Squibb                      5,500        371
Genentech*                                1,405        206
Schering Plough                           5,030        219
                                                     -----
Total Drugs                                            962
                                                     -----

----------------------------------------------------------
Electronics--3.4%
----------------------------------------------------------
Micron Technology                         1,610        107
Solectron*                                2,500        180
                                                     -----
Total Electronics                                      287
                                                     -----


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Financial services--2.1%
----------------------------------------------------------
American Express                            610       $ 82
Automatic Data Processing                 2,080         93
                                                     -----
Total Financial services                               175
                                                     -----

----------------------------------------------------------
Food, beverage & tobacco--2.5%
----------------------------------------------------------
Anheuser Busch                            1,120         78
Seagram                                   2,880        131
                                                     -----
Total Food, beverage & tobacco                         209
                                                     -----

----------------------------------------------------------
Insurance--2.1%
----------------------------------------------------------
American International Group              2,097        182
                                                     -----
Total Insurance                                        182
                                                     -----

----------------------------------------------------------
Internet services--6.4%
----------------------------------------------------------
Amazon.com*                               1,310        105
America Online*                           2,885        300
Yahoo*                                      790        142
                                                     -----
Total Internet services                                547
                                                     -----

----------------------------------------------------------
Medical products & services--7.9%
----------------------------------------------------------
Amgen*                                    2,190        178
Johnson & Johnson                         4,375        402
Medtronic                                 2,400         85
                                                     -----
Total Medical products & services                      665
                                                     -----

----------------------------------------------------------
Miscellaneous manufacturing--1.0%
----------------------------------------------------------
Tyco International                          810         84
                                                     -----
Total Miscellaneous manufacturing                       84
                                                     -----

----------------------------------------------------------
Multimedia--0.9%
----------------------------------------------------------
CBS                                       1,705         79
                                                     -----
Total Multimedia                                        79
                                                     -----

                                            TURNER FUNDS 1999 ANNUAL REPORT | 25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Statement of net assets
Turner Large Cap Growth Equity Fund



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Retail--9.1%
----------------------------------------------------------
CVS                                       3,430      $ 140
Home Depot                                3,043        209
Kroger*                                   2,950         65
Safeway*                                  2,300         88
Wal-Mart Stores                           5,635        268
                                                     -----
Total Retail                                           770
                                                     -----

----------------------------------------------------------
Semiconductors/instruments--9.9%
----------------------------------------------------------
Intel                                     5,010        372
Jds Uniphase*                             1,920        219
Texas Instruments                         2,970        244
                                                     -----
Total Semiconductors/instruments                       835
                                                     -----

----------------------------------------------------------
Software & programming--13.1%
----------------------------------------------------------
BMC Software*                             2,490        178
Computer Associates                       2,220        136
Microsoft*                                6,800        616
Oracle*                                   3,890        177
                                                     -----
Total Software & programming                         1,107
                                                     -----

----------------------------------------------------------
Telephones & telecommunications--2.6%
----------------------------------------------------------
Qwest Communications
    International*                        4,530        134
Sprint (PCS Group)*                       1,150         86
                                                     -----
Total Telephones &
    telecommunications                                 220
                                                     -----

----------------------------------------------------------
Total common stocks
    (Cost $7,993)                                    8,483
==========================================================


                                   Face amount       Value
                                          (000)      (000)
----------------------------------------------------------
Repurchase agreement--0.9%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $76,151 (collateralized by U.S. Treasury
    Note, par value $73,410, 7.25%,
    08/15/04: market value $77,918)         $76     $   76

----------------------------------------------------------
Total repurchase agreement
    (Cost $76)                                          76
==========================================================

Total investments--101.2%
    (Cost $8,069)                                    8,559
==========================================================


----------------------------------------------------------
Other assets and liabilities, net--(1.2%)             (100)
==========================================================


----------------------------------------------------------
Net assets:
----------------------------------------------------------
Portfolio Shares (unlimited authorization
    -- no par value) based on 447,615
    outstanding shares of beneficial interest        6,352
Accumulated net realized
    gain on investments                              1,617
Net unrealized appreciation
    on investments                                     490


----------------------------------------------------------
Total net assets--100.0%                            $8,459
==========================================================

Net asset value, offering and
    redemption price per share                      $18.90
==========================================================


*Non-income producing security.

Cl - Class

The accompanying notes are an integral part of the financial statements.

26 | TURNER FUNDS 1999 ANNUAL REPORT

--------------------------------------------------------------------------------

Schedule of investments
Turner Growth Equity Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--98.8%
----------------------------------------------------------
Aircraft--0.5%
----------------------------------------------------------
Allied Signal                            12,440    $   746
                                                   -------
Total Aircraft                                         746
                                                   -------

----------------------------------------------------------
Beauty products--4.5%
----------------------------------------------------------
Colgate-Palmolive                        36,650      1,677
Procter & Gamble                         50,900      4,772
                                                   -------
Total Beauty products                                6,449
                                                   -------

----------------------------------------------------------
Broadcasting, newspapers & advertising--2.4%
----------------------------------------------------------
AT&T Corp-- Liberty Media, Cl A*         30,785      1,143
Clear Channel Communications*            13,695      1,094
Omnicom Group                            14,245      1,128
                                                   -------
Total Broadcasting, newspapers
    & advertising                                    3,365
                                                   -------

----------------------------------------------------------
Communications--0.8%
----------------------------------------------------------
Vodafone Airtouch PLC, ADR                4,950      1,177
                                                   -------
Total Communications                                 1,177
                                                   -------

----------------------------------------------------------
Communications equipment--7.0%
----------------------------------------------------------
Ciena*                                   38,880      1,419
Comcast, Special, Cl A                   29,970      1,195
Juniper Networks*                         3,650        665
Lucent Technologies                      76,360      4,954
Nokia                                    11,970      1,075
Scientific-Atlanta                       14,480        718
                                                   -------
Total Communications equipment                      10,026
                                                   -------

----------------------------------------------------------
Computers & services--10.8%
----------------------------------------------------------
Brocade Communications Systems*           3,050        641
Cisco Systems*                           92,895      6,369
EMC*                                     25,155      1,797
Foundry Networks*                         4,530        571
IBM                                      23,265      2,824
Lexmark International Group, Cl A*        8,620        694
Network Appliance*                       10,110        724
Sun Microsystems*                        19,340      1,799
                                                   -------
Total Computers & services                          15,419
                                                   -------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Drugs--8.0%
----------------------------------------------------------
American Home Products                   25,240   $  1,047
Biogen*                                  13,150      1,036
Bristol-Myers Squibb                     79,335      5,355
Genentech*                                7,190      1,052
Schering Plough                          67,890      2,962
                                                   -------
Total Drugs                                         11,452
                                                   -------

----------------------------------------------------------
Electronics--3.8%
----------------------------------------------------------
Atmel*                                   19,550        661
LSI Logic*                               12,955        667
Maxim Integrated Products*               10,430        658
Microchip Technology*                    13,700        704
Micron Technology                        14,100        939
Motorola                                  8,105        713
Solectron*                               15,390      1,105
                                                   -------
Total Electronics                                    5,447
                                                   -------

----------------------------------------------------------
Entertainment--1.0%
----------------------------------------------------------
Time Warner                              23,735      1,442
                                                   -------
Total Entertainment                                  1,442
                                                   -------

----------------------------------------------------------
Financial services--3.4%
----------------------------------------------------------
American Express                         10,525      1,417
Citigroup                                24,892      1,095
Concord EFS*                             30,405        627
Goldman Sachs Group                      11,540        704
Paychex                                  30,650      1,046
                                                   -------
Total Financial services                             4,889
                                                   -------

----------------------------------------------------------
Food, beverage & tobacco--2.9%
----------------------------------------------------------
Anheuser Busch                           20,060      1,405
Pepsi Bottling Group                     26,870        458
Sara Lee                                 32,120        753
Seagram                                  32,480      1,478
                                                   -------
Total Food, beverage & tobacco                       4,094
                                                   -------

----------------------------------------------------------
Gas/natural gas--0.5%
----------------------------------------------------------
Enron                                    17,200        710
                                                   -------
Total Gas/natural gas                                  710
                                                   -------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedule of Investments
Turner Growth Equity Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Glass products--0.5%
----------------------------------------------------------
Corning                                  11,010    $   755
                                                   -------
Total Glass products                                   755
                                                   -------

----------------------------------------------------------
Healthcare--0.8%
----------------------------------------------------------
PE Biosystems                            15,730      1,136
                                                   -------
Total Healthcare                                     1,136
                                                   -------

----------------------------------------------------------
Insurance--1.2%
----------------------------------------------------------
Aflac                                    16,890        707
American International Group             12,081      1,050
                                                   -------
Total Insurance                                      1,757
                                                   -------

----------------------------------------------------------
Internet services--5.5%
----------------------------------------------------------
Amazon.com*                              10,740        859
America Online*                          22,885      2,380
Internet Capital Group*                   6,810        598
Netzero*                                 40,690      1,058
Priceline.com*                           11,680        753
RealNetworks*                             7,070        739
Yahoo*                                    7,750      1,391
                                                   -------
Total Internet services                              7,778
                                                   -------

----------------------------------------------------------
Machinery--1.2%
----------------------------------------------------------
Applied Materials*                       13,375      1,039
Eaton                                     7,310        631
                                                   -------
Total Machinery                                      1,670
                                                   -------

----------------------------------------------------------
Medical products & services--8.9%
----------------------------------------------------------
Amgen*                                   25,780      2,101
Bausch & Lomb                            23,140      1,526
Columbia/HCA Healthcare                  50,290      1,066
Johnson & Johnson                        62,810      5,771
Medimmune*                                7,470        744
Medtronic                                42,320      1,502
                                                   -------
Total Medical products & services                   12,710
                                                   -------

----------------------------------------------------------
Miscellaneous business services--0.7%
----------------------------------------------------------
Automatic Data Processing                23,360      1,042
                                                   -------
Total Miscellaneous business services                1,042
                                                   -------

----------------------------------------------------------
Miscellaneous manufacturing--0.8%
----------------------------------------------------------
Tyco International                       11,010      1,137
                                                   -------
Total Miscellaneous manufacturing                    1,137
                                                   -------





                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Multimedia--1.0%
----------------------------------------------------------
CBS                                      30,490    $ 1,410
                                                   -------
Total Multimedia                                     1,410
                                                   -------

----------------------------------------------------------
Petroleum & fuel products--0.4%
----------------------------------------------------------
Burlington Resources                     16,860        620
                                                   -------
Total Petroleum & fuel products                        620
                                                   -------

----------------------------------------------------------
Printing & publishing--1.1%
----------------------------------------------------------
Tribune                                  30,080      1,496
                                                   -------
Total Printing & publishing                          1,496
                                                   -------

----------------------------------------------------------
Restaurants--0.8%
----------------------------------------------------------
McDonald's                               25,020      1,076
                                                   -------
Total Restaurants                                    1,076
                                                   -------

----------------------------------------------------------
Retail--6.8%
----------------------------------------------------------
Abercrombie & Fitch, Cl A*               18,230        621
CVS                                      18,260        745
Home Depot                               43,430      2,980
Kroger*                                  44,985        992
Safeway*                                 16,250        619
Wal-Mart Stores                          79,290      3,771
                                                   -------
Total Retail                                         9,728
                                                   -------

----------------------------------------------------------
Semiconductors/instruments--7.6%
----------------------------------------------------------
Intel                                    85,540      6,357
Jds Uniphase*                            12,310      1,401
KLA-Tencor*                              10,280        668
Lam Research*                            11,790        719
Texas Instruments                        20,160      1,658
                                                   -------
Total Semiconductors/instruments                    10,803
                                                   -------

----------------------------------------------------------
Software & programming--11.7%
----------------------------------------------------------
BMC Software*                            15,650      1,120
Checkpoint Software*                      8,110        685
Computer Associates                      19,020      1,165
Electronic Arts*                          9,580        693
Inktomi*                                  5,720        687
Intuit*                                  11,510      1,009
Microsoft*                               97,450      8,825
Oracle*                                  25,100      1,142
Siebel Systems*                          10,670        711
Veritas Software*                         8,920        677
                                                   -------
Total Software & programming                        16,714
                                                   -------

28 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of Investments
Turner Growth Equity Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Steel & steel works--0.5%
----------------------------------------------------------
Alcoa                                    12,050    $   748
                                                   -------
Total Steel & steel works                              748
                                                   -------

----------------------------------------------------------
Telephones & telecommunications--3.2%
----------------------------------------------------------
McLeodusa, Cl A*                         18,190        774
Nextel Communications, Cl A*             16,630      1,128
Nextlink Communications*                 15,190        788
Qwest Communications
    International*                       24,700        730
Sprint (PCS Group)*                      14,740      1,099
                                                   -------
Total Telephones & telecommunications                4,519
                                                   -------

----------------------------------------------------------
Wholesale--0.5%
----------------------------------------------------------
Sysco                                    20,880        732
                                                   -------
Total Wholesale                                        732
                                                   -------

----------------------------------------------------------
Total common stocks
    (Cost $128,224)                                141,047
==========================================================


                                      Face Amount    Value
                                         (000)       (000)
----------------------------------------------------------
Repurchase agreement--1.9%
----------------------------------------------------------
Morgan Stanley, 5.35%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $2,713,821 (collateralized by
    GNMA, par value $3,784,310,
    7.50%, matures 10/15/28:
    market value $2,768,098)             $2,714   $  2,714

----------------------------------------------------------
Total repurchase agreement
    (Cost $2,714)                                    2,714
==========================================================


----------------------------------------------------------
Total investments--100.7%
    (Cost $130,938)                                143,761
==========================================================

----------------------------------------------------------
Other assets and liabilities, net--(0.7%)             (937)
==========================================================

----------------------------------------------------------
 Total net assets--100.0%                         $142,824
==========================================================

* Non-income producing security.

ADR - American Depository Receipts

Cl - Class

The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedule of investments
Turner Midcap Growth Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--96.9%
----------------------------------------------------------
Automotive--0.6%
----------------------------------------------------------
Lear*                                    25,070    $   882
                                                   -------
Total Automotive                                       882
                                                   -------

----------------------------------------------------------
Banks--2.1%
----------------------------------------------------------
National Commerce Bancorporation         54,790      1,204
Northern Trust                           14,000      1,169
TCF Financial                            24,480        699
                                                   -------
Total Banks                                          3,072
                                                   -------

----------------------------------------------------------
Broadcasting, newspapers & advertising--5.5%
----------------------------------------------------------
Hispanic Broadcasting*                    9,020        687
Interpublic Group                        48,700      2,003
Outdoor Systems*                         53,931      1,928
TMP Worldwide*                           27,530      1,676
Young & Rubicam*                         41,480      1,825
                                                   -------
Total Broadcasting, newspapers
    & advertising                                    8,119
                                                   -------

----------------------------------------------------------
Chemicals--1.7%
----------------------------------------------------------
Avery Dennison                           28,340      1,495
W.R. Grace*                              60,980        979
                                                   -------
Total Chemicals                                      2,474
                                                   -------

----------------------------------------------------------
Communications equipment--3.2%
----------------------------------------------------------
Antec*                                   14,880        790
Ciena*                                   44,810      1,636
Juniper Networks*                         6,190      1,127
Scientific-Atlanta                       24,810      1,230
                                                   -------
Total Communications equipment                       4,783
                                                   -------

----------------------------------------------------------
Computers & services--7.3%
----------------------------------------------------------
Affiliated Computer Services, Cl A*      28,580      1,161
Brocade Communications Systems*           5,590      1,174
Comverse Technology*                     12,890      1,216
Fiserv*                                  45,915      1,492
Foundry Networks*                         9,280      1,169
Lexmark International Group, Cl A*       24,250      1,952
Network Appliance*                       17,060      1,222
Safeguard Scientifics*                   21,030      1,430
                                                   -------
Total Computers & services                          10,816
                                                   -------




                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Drugs--1.9%
----------------------------------------------------------
Biogen*                                  20,630   $  1,626
Forest Laboratories*                     27,630      1,164
                                                   -------
Total Drugs                                          2,790
                                                   -------

----------------------------------------------------------
Consumer staples--0.7%
----------------------------------------------------------
Dial                                     42,740      1,090
                                                   -------
Total Consumer staples                               1,090
                                                   -------

----------------------------------------------------------
Electrical services--0.7%
----------------------------------------------------------
Calpine*                                 12,390      1,054
                                                   -------
Total Electrical services                            1,054
                                                   -------

----------------------------------------------------------
Electronics--5.1%
----------------------------------------------------------
Atmel*                                   27,130        917
Gemstar International*                   23,350      1,824
LSI Logic*                               19,980      1,029
Maxim Integrated Products*               20,490      1,293
Micron Technology                        20,500      1,365
Sawtek*                                  33,440      1,170
                                                   -------
Total Electronics                                    7,598
                                                   -------

----------------------------------------------------------
Financial services--3.4%
----------------------------------------------------------
Capital One Financial                    18,360        716
Concord EFS*                             65,820      1,358
Lehman Brothers Holdings                 25,880      1,509
SLM Holding                              33,990      1,462
                                                   -------
Total Financial services                             5,045
                                                   -------

----------------------------------------------------------
Food, beverage & tobacco--3.1%
----------------------------------------------------------
Dean Foods                               28,040      1,221
Paychex                                  59,640      2,035
Pepsi Bottling Group                     81,030      1,383
                                                   -------
Total Food, beverage & tobacco                       4,639
                                                   -------

----------------------------------------------------------
Household furniture & fixtures--0.8%
----------------------------------------------------------
Ethan Allen Interiors                    40,095      1,276
                                                   -------
Total Household furniture & fixtures                 1,276
                                                   -------

----------------------------------------------------------
Internet services--12.8%
----------------------------------------------------------
Ariba *                                   6,250        903
CMGI*                                    13,100      1,343

30 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Midcap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
C-Net*                                   18,270    $ 1,023
Doubleclick*                             17,080      2,035
Exodus Communications*                   15,140      1,091
Infospace.com*                           30,450      1,252
Internap Network Services*               28,110      1,255
Internet Capital Group*                  16,330      1,435
Looksmart*                               25,980        619
Network Solutions, Cl A*                 23,340      2,144
Netzero*                                 40,080      1,042
Phone.com*                                5,560        842
Priceline.com*                           21,350      1,377
RealNetworks*                            10,240      1,071
Ticketmaster Online-CitySearch*          64,740      1,566
                                                   -------
Total Internet services                             18,998
                                                   -------

----------------------------------------------------------
Machinery--2.0%
----------------------------------------------------------
Lennox International*                    70,590      1,094
SPX                                      21,420      1,944
                                                   -------
Total Machinery                                      3,038
                                                   -------

----------------------------------------------------------
Medical products & services--8.7%
----------------------------------------------------------
Allergan                                 13,340      1,467
Bausch & Lomb                            29,940      1,974
C.R. Bard                                28,060      1,321
Express Scripts, Cl A*                   13,770      1,078
Medimmune*                               17,810      1,775
MiniMed*                                 13,440      1,320
St. Jude Medical                         23,380        736
Stryker                                  27,140      1,388
Visx*                                    23,950      1,894
                                                   -------
Total Medical products & services                   12,953
                                                   -------

----------------------------------------------------------
Paper & paper products--1.0%
----------------------------------------------------------
Smurfit-Stone Container*                 71,470      1,546
                                                   -------
Total Paper & paper products                         1,546
                                                   -------

----------------------------------------------------------
Petroleum services--1.9%
----------------------------------------------------------
Cooper Cameron*                          29,530      1,115
Devon Energy                             19,060        790
Eog Resources                            43,760        930
                                                   -------
Total Petroleum services                             2,835
                                                   -------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Retail--10.8%
----------------------------------------------------------
Abercrombie & Fitch, Cl A*               52,280   $  1,781
American Eagle Outfitters*               28,140      1,363
AnnTaylor Stores*                        25,630      1,048
Bed Bath & Beyond*                       38,990      1,362
Best Buy*                                33,320      2,068
Brinker International*                   58,820      1,595
Circuit City Stores                      46,290      1,953
Drugstore.com*                           22,660        821
Linens N Things*                         20,090        678
Outback Steakhouse*                      26,655        679
Tiffany & Company                        26,850      1,609
TJX                                      39,500      1,108
                                                   -------
Total Retail                                        16,065
                                                   -------

----------------------------------------------------------
Semiconductors/instruments--9.1%
----------------------------------------------------------
Applied Micro Circuits*                  12,660        722
Broadcom, Cl A*                           9,980      1,088
E-Tek Dynamics*                          23,750      1,288
GlobeSpan*                               10,840        684
Jds Uniphase*                            17,070      1,943
KLA-Tencor*                              21,460      1,395
Lam Research*                            18,980      1,158
Lattice Semiconductor*                   24,720        734
PE Biosystems                            16,400      1,185
QLogic*                                  12,700        887
RF Micro Devices*                        29,620      1,355
SDL*                                     13,870      1,058
                                                   -------
Total Semiconductors/instruments                    13,497
                                                   -------

----------------------------------------------------------
Software & programming--7.8%
----------------------------------------------------------
Electronic Arts*                         16,460      1,191
Electronics for Imaging*                 18,120        931
Inktomi*                                 11,160      1,340
Intuit*                                  12,220      1,071
J.D. Edwards & Company*                  51,370      1,064
Mercury Interactive*                     21,330      1,377
Portal Software*                         31,850      1,234
Siebel Systems*                          17,740      1,182
Verisign*                                10,740      1,144
Veritas Software*                        14,650      1,112
                                                   -------
Total Software & programming                        11,646
                                                   -------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 31

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedule of investments
Turner Midcap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Technology--0.4%
----------------------------------------------------------
Redback Networks*                        6,360    $   687
                                                   -------
Total Technology                                       687
                                                   -------

----------------------------------------------------------
Telephones & telecommunications--6.3%
----------------------------------------------------------
Allegiance Telecommunications*           28,480      1,499
McLeodusa, Cl A*                         39,140      1,666
Nextel Communications, Cl A*             17,610      1,194
Nextlink Communications*                 25,300      1,312
NTL*                                     11,690      1,123
Pinnacle Holdings*                       41,540      1,085
RNC*                                     35,590      1,459
                                                   -------
Total Telephones & telecommunications                9,338
                                                   -------

----------------------------------------------------------
Total common stocks
    (Cost $132,982)                                144,241
==========================================================


----------------------------------------------------------
Rights--0.0%
----------------------------------------------------------
Internet Capital Group Rights             1,032         --
US Interactive Rights                       516         --

----------------------------------------------------------
Total rights
    (Cost $0)                                           --
==========================================================


                                       Face amount   Value
                                             (000)   (000)
----------------------------------------------------------
Repurchase agreement--3.0%
----------------------------------------------------------
Morgan Stanley, 5.35%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $4,451,363 (collateralized by
    GNMA, par value $6,207,240,
    7.50%, 10/15/28:
    market value $4,640,391)                $4,451 $ 4,451
----------------------------------------------------------
Total repurchase agreement
    (Cost $4,451)                                    4,451
==========================================================

----------------------------------------------------------
Total investments--99.9%
    (Cost $137,433)                                148,692
==========================================================

----------------------------------------------------------
Other assets and liabilities, net--0.1%                138
==========================================================

----------------------------------------------------------
Total net assets--100.0%                          $148,830
==========================================================

* Non-income producing security.

Cl - Class

The accompanying notes are an integral part of the financial statements.

32 | TURNER FUNDS 1999 ANNUAL REPORT

Statement of net assets
Turner Small Cap Growth Fund
September 30, 1999

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--97.2%
----------------------------------------------------------
Air Transportation--0.8%
----------------------------------------------------------
Atlas Air*                               48,860   $  1,069
SkyWest                                  46,870      1,028
                                                  --------
Total Air transportation                             2,097
                                                  --------
----------------------------------------------------------
Automotive--0.9%
----------------------------------------------------------
Avis Rent A Car*                         61,430      1,282
Tower Automotive*                        46,000        911
                                                  --------
Total Automotive                                     2,193
                                                  --------
----------------------------------------------------------
Banks--1.9%
----------------------------------------------------------
Community First Bankshares               80,170      1,353
Silicon Valley Bancshares*               46,970      1,133
Webster Financial                        53,500      1,364
Westamerica Bancorporation               35,510      1,074
                                                  --------
Total Banks                                          4,924
                                                  --------
----------------------------------------------------------
Broadcasting, newspapers & advertising--7.1%
----------------------------------------------------------
Acme Communications*                     29,260        907
Entercom Communications*                 32,590      1,173
Flycast Communications*                  50,780      2,311
Insight Communications*                  40,610      1,162
Lamar Advertising*                       43,840      2,170
Modem Media Poppe Tyson*                 46,290      1,713
Radio One*                               27,960      1,160
Salem Communications, Cl A*              46,480      1,185
TMP Worldwide*                           44,370      2,701
True North Communications                55,790      2,029
Wink Communications*                     36,920      1,613
                                                  --------
Total Broadcasting, newspapers &
    advertising                                     18,124
                                                  --------

----------------------------------------------------------
Chemicals--1.6%
----------------------------------------------------------
OM Group                                 48,210      1,850
W.R. Grace*                             134,080      2,154
                                                  --------
Total Chemicals                                      4,004
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Commericial services--2.5%
----------------------------------------------------------
Abacus Direct*                           11,090    $ 1,352
ACNielsen*                               50,340      1,142
Profit Recovery Group International*     43,290      1,932
Quanta Services*                         65,930      1,933
                                                  --------
Total Commericial services                           6,359
                                                  --------

----------------------------------------------------------
Communications equipment--4.0%
----------------------------------------------------------
Antec*                                   79,230      4,209
Polycom*                                 66,180      3,154
Powerwave Technologies*                  59,730      2,880
                                                  --------
Total Communications equipment                      10,243
                                                  --------

----------------------------------------------------------
Computers & services--1.6%
----------------------------------------------------------
Digex*                                   48,440      1,147
Digital Insight*                         18,610        279
Jack Henry & Associates                  40,490      1,496
Packeteer*                               31,380      1,069
                                                  --------
Total Computers & services                           3,991
                                                  --------

----------------------------------------------------------
Containers & packaging--0.9%
----------------------------------------------------------
Ball                                     26,420      1,164
Gaylord Container*                      156,830      1,117
                                                  --------
Total Containers & packaging                         2,281
                                                  --------

----------------------------------------------------------
Drugs--5.7%
----------------------------------------------------------
Alkermes*                                31,000        893
Alpharma, Cl A                           72,530      2,561
Biovail International*                   32,780      1,664
Gilead Sciences*                         15,770      1,012
IDEC Pharmaceuticals*                    19,040      1,790
Jones Pharmaceuticals                    94,155      3,104
King Pharmaceuticals*                    50,840      1,779
QLT PhotoTherapeutics*                   21,440      1,639
                                                  --------
Total Drugs                                         14,442
                                                  --------

----------------------------------------------------------
Electrical services--0.7%
----------------------------------------------------------
Calpine*                                 21,210      1,804
                                                  --------
Total Electrical services                            1,804
                                                  --------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 33

Statement of net assets
Turner Small Cap Growth Fund



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Electronics--3.4%
----------------------------------------------------------
DII Group*                               70,040    $ 2,465
DSP Group*                               53,190      2,121
Optical Coating Laboratories             21,890      2,015
Sawtek*                                  57,000      1,995
                                                  --------
Total Electronics                                    8,596
                                                  --------

----------------------------------------------------------
Entertainment--0.3%
----------------------------------------------------------
Argosy Gaming*                           56,300        746
                                                  --------
Total Entertainment                                    746
                                                  --------

----------------------------------------------------------
Financial services--3.8%
----------------------------------------------------------
Hambrecht & Quist*                       65,810      3,221
Legg Mason                               32,970      1,263
Metris                                   60,780      1,789
NCO Group*                               44,220      2,078
Private Business*                        74,040        352
Raymond James Financial                  51,510      1,027
                                                  --------
Total Financial services                             9,730
                                                  --------

----------------------------------------------------------
Food, beverage & tobacco--1.3%
----------------------------------------------------------
Aurora Foods *                           63,980      1,024
Beringer Wine Estates Holdings*          29,320      1,204
Smithfield Foods*                        36,550        978
                                                  --------
Total Food, beverage & tobacco                       3,206
                                                  --------

----------------------------------------------------------
Healthcare--0.7%
----------------------------------------------------------
Chemdex*                                 61,510      1,895
                                                  --------
Total Healthcare                                     1,895
                                                  --------

----------------------------------------------------------
Household furniture & fixtures--0.5%
----------------------------------------------------------
Ethan Allen Interiors                    42,790      1,361
                                                  --------
Total Household furniture & fixtures                 1,361
                                                  --------

----------------------------------------------------------
Insurance--2.1%
----------------------------------------------------------
Annuity & Life Re Holdings               40,200      1,000
E.W. Blanch Holdings                     15,000        977
Financial Security Assurance
    Holdings                             29,640      1,532
Radian Group                             42,310      1,817
                                                  --------
Total Insurance                                      5,326
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Internet services--3.7%
----------------------------------------------------------
Go2Net*                                  19,360    $ 1,254
ITXC*                                    40,390      1,285
Keynote Systems*                         17,070        427
Looksmart*                               46,270      1,102
Multex.com*                              62,140        792
Network Solutions, Cl A*                 20,930      1,923
Phone.com*                                9,170      1,389
VerticalNet*                             33,300      1,232
                                                  --------
Total Internet services                              9,404
                                                  --------

----------------------------------------------------------
Machinery--3.3%
----------------------------------------------------------
Advanced Energy Industries*              65,740      2,030
Asyst Technologies*                      60,150      1,985
Brooks Automation*                       23,420        411
Lennox International*                    65,260      1,012
PRI Automation*                          47,740      1,725
SPX                                      12,560      1,140
                                                  --------
Total Machinery                                      8,303
                                                  --------

----------------------------------------------------------
Measuring devices--1.0%
----------------------------------------------------------
Mettler-Toledo International*            84,800      2,512
                                                  --------
Total Measuring devices                              2,512
                                                  --------

----------------------------------------------------------
Medical products & services--7.4%
----------------------------------------------------------
Advanced Paradigm*                       31,230      1,710
Conmed*                                  59,840      1,466
Dendrite International*                  48,930      2,312
Eclipse Surgical Technologies*           94,200      1,554
Express Scripts, Cl A*                   26,930      2,107
Hooper Holmes                            90,090      2,309
MiniMed*                                 19,690      1,935
Patterson Dental*                        53,900      2,671
Summit Technology*                       72,320      1,324
Techne*                                  44,530      1,397
                                                  --------
Total Medical products & services                   18,785
                                                  --------

----------------------------------------------------------
Miscellaneous manufacturing--1.5%
----------------------------------------------------------
Dexter                                   47,400      1,769
Kemet*                                   64,340      2,057
                                                  --------
Total Miscellaneous manufacturing                    3,826
                                                  --------

34 | TURNER FUNDS 1999 ANNUAL REPORT

--------------------------------------------------------------------------------
Statement of net assets
Turner Small Cap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Petroleum & fuel products--1.0%
----------------------------------------------------------
Global Industries*                       99,890   $    812
Ocean Energy*                           174,752      1,780
                                                  --------
Total Petroleum & fuel products                      2,592
                                                  --------

----------------------------------------------------------
Retail--13.0%
----------------------------------------------------------
American Eagle Outfitters*               54,100      2,620
AnnTaylor Stores*                        63,130      2,580
Buca*                                    68,360        889
Children's Place*                        87,520      2,330
Cost Plus*                               31,900      1,547
Drugstore.com*                           26,820        972
Foodmaker*                               78,620      1,961
Insight Enterprises*                     50,100      1,628
Linens N Things*                         83,360      2,813
Pacific Sunwear of California*           78,210      2,192
Papa John's International*               49,180      2,029
Rex Stores*                              43,820      1,358
Stamps.com*                              30,980      1,077
Sunglass Hut International*             141,870      1,499
Tuesday Morning*                         96,380      2,434
United Rentals*                          74,180      1,613
Yankee Candle*                           55,230      1,067
Zale*                                    64,290      2,463
                                                  --------
Total Retail                                        33,072
                                                  --------

----------------------------------------------------------
Semiconductors/instruments--8.9%
----------------------------------------------------------
Alpha Industries*                        35,420      1,998
Applied Micro Circuits*                  31,590      1,801
Cymer*                                   56,960      1,976
GlobeSpan*                               19,320      1,220
Harmonic*                                14,200      1,858
Lam Research*                            37,300      2,275
Lattice Semiconductor*                   76,400      2,268
MIPS Technologies*                       67,060      2,133
SDL*                                     36,370      2,776
TranSwitch*                              33,380      1,903
Varian Semiconductor Equipment
    Associates*                          64,480      1,358
Zoran*                                   43,740      1,186
                                                  --------
Total Semiconductors/instruments                    22,752
                                                  --------



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Software & programming--10.4%
----------------------------------------------------------
Agile Software*                          28,320    $ 1,812
Business Objects ADR*                    49,520      2,922
Clarify*                                 29,000      1,459
E.piphany*                               27,500      1,341
Kana Communications*                     34,430      1,717
Mercury Interactive*                     55,980      3,614
MicroStrategy*                           33,390      1,872
Peregrine Systems*                       69,110      2,816
Quest Software*                          29,180      1,357
Symantec*                                84,600      3,043
Verity*                                  35,920      2,472
Vignette*                                21,540      1,949
                                                  --------
Total Software & programming                        26,374
                                                  --------

----------------------------------------------------------
Specialty construction--0.5%
----------------------------------------------------------
U.S. Aggregates*                         82,920      1,156
                                                  --------
Total Specialty construction                         1,156
                                                  --------

----------------------------------------------------------
Telephones & telecommunications--5.8%
----------------------------------------------------------
AirGate PCS*                             49,020      1,219
Caprock Communications*                  15,290        356
CommScope *                              52,630      1,710
Dycom Industries*                        47,180      1,990
Focal Communications*                    68,360      1,752
Intermedia Communications*               59,080      1,285
ITC Deltacom*                            76,660      2,108
Pinnacle Holdings*                       99,200      2,592
Price Communications*                    64,627      1,620
                                                  --------
Total Telephones & telecommunications               14,632
                                                  --------

----------------------------------------------------------
Wholesale--0.9%
----------------------------------------------------------
Amerisource Health, Cl A*                37,300        884
WESCO International*                     95,940      1,355
                                                  --------
Total Wholesale                                      2,239
                                                  --------

----------------------------------------------------------
Total common stocks
    (Cost $211,888)                                246,969
----------------------------------------------------------


                                            TURNER FUNDS 1999 ANNUAL REPORT | 35

Statement of net assets
Turner Small Cap Growth Fund

                                     Face amount     Value
                                           (000)     (000)
----------------------------------------------------------
Repurchase agreement--5.0%
----------------------------------------------------------
JP Morgan 5.35%, dated 09/30/99,
   matures 10/01/99, repurchase price
   $12,767,114 (collateralized by GNMA,
   par value $17,803,206, 7.50%,
   matures 10/15/28: market
   value $13,022,457)                   $12,767  $  12,767

----------------------------------------------------------
Total repurchase agreement
    (Cost $12,767)                                  12,767
----------------------------------------------------------

----------------------------------------------------------
Total investments--102.2%
    (Cost $224,655)                                259,736
----------------------------------------------------------

Other assets and liabilities, net--(2.2%)           (5,659)
----------------------------------------------------------

                                                     Value
                                                     (000)
----------------------------------------------------------
Net assets:
----------------------------------------------------------
Portfolio Shares (unlimited authorization--
    no par value) based on 7,429,338
    outstanding shares of beneficial interest     $167,680
Accumulated net realized gain on investments        51,316
Net unrealized appreciation on investments          35,081

----------------------------------------------------------
Total net assets--100.0%                          $254,077
----------------------------------------------------------

----------------------------------------------------------
Net asset value, offering and
    redemption price per share                      $34.20
----------------------------------------------------------

*Non-income producing security.
ADR - American Depository Receipt
Cl - Class
The accompanying notes are an integral part of the financial statements.


36 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Micro Cap Growth Fund
September 30, 1999


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--96.0%
----------------------------------------------------------
Agricultural biotechnology--1.3%
----------------------------------------------------------
Strategic Diagnostics*                   18,500   $    168
                                                  --------
Total Agricultural biotechnology                       168
                                                  --------

----------------------------------------------------------
Athletic footwear--1.2%
----------------------------------------------------------
Saucony Inc*                              9,900        156
                                                  --------
Total Athletic footwear                                156
                                                  --------

----------------------------------------------------------
Automotive--1.2%
----------------------------------------------------------
Monaco Coach*                             3,165         77
Oshkosh Truck                             2,775         74
                                                  --------
Total Automotive                                       151
                                                  --------

----------------------------------------------------------
Banks--1.0%
----------------------------------------------------------
PFF Bancorp*                              4,700         97
Trico Bancshares                          2,000         37
                                                  --------
Total Banks                                            134
                                                  --------

----------------------------------------------------------
Building & construction supplies--1.8%
----------------------------------------------------------
Dayton Superior*                          2,000         34
Mobile Mini*                              6,600        144
NVR*                                        980         49
                                                  --------
Total Building & construction supplies                 227
                                                  --------

----------------------------------------------------------
Communications equipment--1.9%
----------------------------------------------------------
California Amplifier*                    12,500        181
Catapult Communications*                  4,100         64
                                                  --------
Total Communications equipment                         245
                                                  --------

----------------------------------------------------------
Computers & services--8.5%
----------------------------------------------------------
Cybex Computer Products*                  1,350         45
Digital Insight*                          1,400         21
Homeseekers.com*                         14,000        175
In Focus Systems*                         7,200        121
Mercury Computer Systems*                 3,000        102
Mti Technology*                           6,000        138
Netscout Systems*                         2,200         47
Radisys*                                  1,700         67
Rare Medium Group*                       15,000        158
Zomax*                                    9,000        233
                                                  --------
Total Computers & services                           1,107
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Consumer products--0.7%
----------------------------------------------------------
Steven Madden*                            7,400   $     96
                                                  --------
Total Consumer products                                 96
                                                  --------

----------------------------------------------------------
Containers & packaging--0.7%
----------------------------------------------------------
Gaylord Container*                       12,000         85
                                                  --------
Total Containers & packaging                            85
                                                  --------

----------------------------------------------------------
Electronics--1.9%
----------------------------------------------------------
Anaren Microwave*                         2,450         69
Universal Electronics*                    7,500        173
                                                  --------
Total Electronics                                      242
                                                  --------

----------------------------------------------------------
Entertainment--5.9%
----------------------------------------------------------
Alliance Gaming*                          9,600         76
Argosy Gaming*                           10,000        132
Boyd Gaming*                             20,700        124
Isle of Capris Casinos*                   9,500         95
THQ*                                      5,000        216
WMS Industries*                          10,700        124
                                                 ---------
Total Entertainment                                    767
                                                 ---------

----------------------------------------------------------
Environmental services--0.9%
----------------------------------------------------------
Stericycle*                               7,600        112
                                                  --------
Total Environmental services                           112
                                                  --------

----------------------------------------------------------
Financial services--2.8%
----------------------------------------------------------
Ace Cash Express*                         4,000         58
Creditrust*                               5,150        116
Financial Federal*                        3,900         74
Onyx Acceptance*                          9,500         72
Rock Financial                            2,700         49
                                                  --------
Total Financial services                               369
                                                  --------

----------------------------------------------------------
Food, beverage & tobacco--0.4%
----------------------------------------------------------
Agribrands International*                 1,100         55
                                                  --------
Total Food, beverage & tobacco                          55
                                                  --------

----------------------------------------------------------
Gas/natural gas--0.6%
----------------------------------------------------------
Cascade Natural Gas                       2,100         38
RGC Resources                             1,700         34
                                                  --------
Total Gas/natural gas                                   72
                                                  --------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 37

Schedule of investments
Turner Micro Cap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Household furniture & fixtures--0.3%
----------------------------------------------------------
Stanley Furniture*                        2,060   $     44
                                                  --------
Total Household furniture & fixtures                    44
                                                  --------

----------------------------------------------------------
Household products--1.2%
----------------------------------------------------------
Salton*                                   5,300        160
                                                  --------
Total Household products                               160
                                                  --------

----------------------------------------------------------
Insurance--1.3%
----------------------------------------------------------
Farm Family Holdings*                       970         38
Guarantee Life                            3,200         98
Penn Treaty American*                     1,450         30
                                                  --------
Total Insurance                                        166
                                                  --------

----------------------------------------------------------
Leasing & renting--0.7%
----------------------------------------------------------
Dollar Thrifty Automotive*                4,700         97
                                                  --------
Total Leasing & renting                                 97
                                                  --------

----------------------------------------------------------
Machinery--1.8%
----------------------------------------------------------
Moog, Cl A*                               2,100         61
Photon Dynamics*                          8,000        168
                                                  --------
Total Machinery                                        229
                                                  --------

----------------------------------------------------------
Medical products & services--8.9%
----------------------------------------------------------
Advanced Paradigm*                        1,700         93
Collagenex Pharmaceuticals*               4,200         74
Eclipse Surgical Technologies*           12,000        198
Endocare*                                 7,300         46
Exactech*                                 6,600         89
Hooper Holmes                             2,000         51
Molecular Devices*                        2,850         78
PolyMedica*                               7,000        163
Staar Surgical*                           8,000         95
Syncor International*                     2,200         83
Zoll Medical*                             6,000        182
                                                  --------
Total Medical products & services                    1,152
                                                  --------

----------------------------------------------------------
Metal--0.8%
----------------------------------------------------------
Century Aluminum                          9,100         98
                                                  --------
Total Metal                                             98
                                                  --------

----------------------------------------------------------
Miscellaneous business services--1.0%
----------------------------------------------------------
Peapod*                                  13,000        131
                                                  --------
Total Miscellaneous business services                  131
                                                  --------


                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Miscellaneous manufacturing--2.9%
----------------------------------------------------------
Aeroflex*                                 5,650   $     69
Jakks Pacific*                            3,050        114
LSI Industries                            2,400         55
Shuffle Master*                           7,200         59
Uniroyal Technology*                      7,500         73
                                                  --------
Total Miscellaneous manufacturing                      370
                                                  --------

----------------------------------------------------------
Petroleum & fuel products--4.1%
----------------------------------------------------------
Basin Exploration*                        3,400         82
Comstock Resources*                      14,100         58
Edge Petroleum*                          16,000        102
Frontier Oil*                             9,500         65
HS Resources*                             7,000        115
Key Energy Group*                        23,000        114
                                                  --------
Total Petroleum & fuel products                        536
                                                  --------

----------------------------------------------------------
Pharmaceutical--1.8%
----------------------------------------------------------
Corixa*                                   6,500         87
United Therapeutics*                      5,000        144
                                                  --------
Total Pharmaceutical                                   231
                                                  --------

----------------------------------------------------------
Photography--0.6%
----------------------------------------------------------
Pinnacle Systems*                         1,800         76
                                                  --------
Total Photography                                       76
                                                  --------

----------------------------------------------------------
Professional services--0.5%
----------------------------------------------------------
ICT Group*                                9,000         65
                                                  --------
Total Professional services                             65
                                                  --------

----------------------------------------------------------
Retail--11.6%
----------------------------------------------------------
Chico's Fas*                              5,000        136
Factory 2u Stores*                        4,200        125
Garden Fresh Restaurant*                  4,050         62
Genesco*                                  8,000        100
Hot Topic*                                4,500        123
Intertan*                                 7,000        137
Rare Hospitality International*           3,500         76
Rex Stores*                               7,050        219
Seaway Food Town                          2,400         67
Shop At Home*                            12,000        108
Taco Cabana, Cl A*                        5,500         53
Ugly Duckling*                           10,000         71
Ultimate Electronics*                     8,400        131
Wilsons Leather Experts*                  6,300        101
                                                  --------
Total Retail                                         1,509
                                                  --------

38 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Micro Cap Growth Fund

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Semiconductors/instruments--10.8%
----------------------------------------------------------
Advanced Digital Information*             5,000   $    139
Cohu                                      5,400        114
Elantec Semiconductor*                    5,500         97
ESS Technology*                           5,300         70
Ibis Technology*                          2,800         97
Keithley Instruments                      6,300         89
Measurement Specialties*                  4,400         81
Parlex*                                   6,400         98
Pericom Semiconductor*                    6,500         97
Silicon Storage Technology*               7,600        107
Three-Five Systems*                       3,600         80
Triquint Semiconductor*                   2,250        129
Zoran*                                    7,300        198
                                                  --------
Total Semiconductors/instruments                     1,396
                                                  --------

----------------------------------------------------------
Software & programming--6.5%
----------------------------------------------------------
Ardent Software*                          2,100         57
Avt*                                      2,230         68
Bluestone Software*                       6,000        139
Broadbase Software *                      5,000         80
JDA Software Group*                       5,500         64
Mission Critical Software*                2,000         89
Pervasive Software*                       2,900        100
Sapiens International*                    6,100         68
Unify*                                    4,100         92
Verity*                                   1,300         89
                                                  --------
Total Software & programming                           846
                                                  --------

----------------------------------------------------------
Steel & steel works--1.5%
----------------------------------------------------------
Maverick Tube*                            5,700         95
NS Group*                                 9,000         97
                                                  --------
Total Steel & steel works                              192
                                                  --------

----------------------------------------------------------
Telephones & telecommunications--5.2%
----------------------------------------------------------
Audiovox, Cl A*                          13,000        228
Lightbridge*                              6,100        120
Metro One Telecommunications*             6,700        129
Orckit Communications*                    2,400         85
Periophonics*                             3,700        116
                                                  --------
Total Telephones & telecommunications                  678
                                                  --------


                                    Shares/face      Value
                                   amount (000)      (000)
----------------------------------------------------------
Transportation services--1.4%
----------------------------------------------------------
Arkansas Best*                            7,300    $    90
Forward Air*                              4,000         95
                                                  --------
Total Transportation services                          185
                                                  --------

----------------------------------------------------------
Water utilities--1.1%
----------------------------------------------------------
Artesian Resources, Cl A                  2,800         70
E'town                                    1,350         67
                                                  --------
Total Water utilities                                  137
                                                  --------

----------------------------------------------------------
Wholesale--1.2%
----------------------------------------------------------
Advanced Marketing Systems                3,755         74
D&K Healthcare Resources*                 3,700         86
                                                  --------
Total Wholesale                                        160
                                                  --------

----------------------------------------------------------
Total common stocks
    (Cost $9,849)                                   12,444
----------------------------------------------------------


----------------------------------------------------------
Repurchase agreement--3.2%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $413,708, (collateralized by U.S.
    Treasury Notes, par value $398,882,
    7.25%, matures 08/15/04: market
    value $423,306)                        $414        414

----------------------------------------------------------
Total repurchase agreement
    (Cost $414)                                        414
----------------------------------------------------------


----------------------------------------------------------
Total investments--99.2%
    (Cost $10,263)                                  12,858
----------------------------------------------------------
----------------------------------------------------------
Other assets and liabilities, net--0.8%                105
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                           $12,963
----------------------------------------------------------

*Non-income producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 39

Schedule of investments
Turner Top 20 Fund
September 30, 1999

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--97.5%
----------------------------------------------------------
Communications equipment--12.8%
----------------------------------------------------------
Ciena*                                   16,000   $    584
Nokia                                     7,400        665
Scientific-Atlanta                       16,320        809
                                                  --------
Total Communications equipment                       2,058
                                                  --------

----------------------------------------------------------
Computers & services--4.0%
----------------------------------------------------------
Cisco Systems*                            9,500        651
                                                  --------
Total Computers & services                             651
                                                  --------

----------------------------------------------------------
Electronics--8.2%
----------------------------------------------------------
Atmel*                                   16,000        541
Micron Technology                        11,800        785
                                                  --------
Total Electronics                                    1,326
                                                  --------

----------------------------------------------------------
Financial services--4.4%
----------------------------------------------------------
Automatic Data Processing                16,000        714
                                                  --------
Total Financial services                               714
                                                  --------

----------------------------------------------------------
Food, beverage & tobacco--4.1%
----------------------------------------------------------
Anheuser Busch                            9,500        666
                                                  --------
Total Food, beverage & tobacco                         666
                                                  --------

----------------------------------------------------------
Gas/natural gas--4.1%
----------------------------------------------------------
Enron                                    16,000        660
                                                  --------
Total Gas/natural gas                                  660
                                                  --------

----------------------------------------------------------
Internet services--27.4%
----------------------------------------------------------
America Online*                           8,200        853
Internap Network services*               18,630        831
Netzero*                                 41,000      1,066
Priceline.com*                           11,000        709
Yahoo*                                    5,280        948
                                                  --------
Total Internet services                              4,407
                                                  --------

----------------------------------------------------------
Medical products & services--9.6%
----------------------------------------------------------
Bausch & Lomb                            11,200        738
Johnson & Johnson                         8,725        802
                                                  --------
Total Medical products & services                    1,540
                                                  --------


                                    Shares/face      Value
                                   amount (000)      (000)
----------------------------------------------------------
Oil field services--4.1%
----------------------------------------------------------
Baker Hughes                             23,000   $    667
                                                  --------
Total Oil field services                               667
                                                  --------

----------------------------------------------------------
Retail--4.9%
----------------------------------------------------------
Abercrombie & Fitch, Cl A*               23,000        783
                                                  --------
Total Retail                                           783
                                                  --------

----------------------------------------------------------
Semiconductors/instruments--9.5%
----------------------------------------------------------
Jds Uniphase*                             7,350        837
Lam Research*                            11,275        688
                                                  --------
Total Semiconductors/instruments                     1,525
                                                  --------

----------------------------------------------------------
Software & programming--4.4%
----------------------------------------------------------
Microsoft*                                7,830        709
                                                  --------
Total Software & programming                           709
                                                  --------

----------------------------------------------------------
Total common stock (Cost $14,900)                   15,706
----------------------------------------------------------

----------------------------------------------------------
Repurchase agreement--1.0%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $164,964 (collateralized by U.S.
    Treasury Notes, par value $159,027,
    7.25%, matures 08/15/04: market
    value $168,791)                        $165        165
----------------------------------------------------------

----------------------------------------------------------
Total repurchase agreement
    (Cost $165)                                        165
----------------------------------------------------------
----------------------------------------------------------
Total investments--98.5%
    (Cost $15,065)                                  15,871
----------------------------------------------------------

----------------------------------------------------------
Other assets and liabilities, net--1.5%                241
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                           $16,112
----------------------------------------------------------


* Non-income producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.

40 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Technology Fund
September 30, 1999

                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Common stocks--89.8%
----------------------------------------------------------
Communications equipment--8.5%
----------------------------------------------------------
Ciena*                                    6,760   $    247
Juniper Networks*                         1,000        182
Lucent Technologies                       1,920        125
Scientific-Atlanta                        3,100        154
                                                  --------
Total Communications equipment                         708
                                                  --------

----------------------------------------------------------
Computers & services--4.8%
----------------------------------------------------------
Cisco Systems*                            2,860        196
EMC*                                      2,850        204
                                                  --------
Total Computers & services                             400
                                                  --------

----------------------------------------------------------
Drugs--1.2%
----------------------------------------------------------
Biogen*                                   1,300        102
                                                  --------
Total Drugs                                            102
                                                  --------

----------------------------------------------------------
Electronics--10.9%
----------------------------------------------------------
Atmel*                                    5,325        180
Gemstar International*                    2,860        223
LSI Logic*                                2,500        129
Micron Technology                         3,350        223
Sawtek*                                   4,170        146
                                                  --------
Total Electronics                                      901
                                                  --------

----------------------------------------------------------
Internet services--32.7%
----------------------------------------------------------
Amazon.com*                               4,790        383
America Online*                           2,245        233
CMGI*                                     1,500        154
Infospace.com*                            3,800        156
Internap Network services*                9,410        420
Network Solutions, Cl A*                  3,070        282
Netzero*                                 12,630        328
Priceline.com*                            4,670        301
RealNetworks*                             1,070        112
Ticketmaster Online-CitySearch*           5,805        140
Yahoo*                                    1,140        205
                                                  --------
Total Internet services                              2,714
                                                  --------

----------------------------------------------------------
Machinery--1.9%
----------------------------------------------------------
Applied Materials*                        2,040        158
                                                  --------
Total Machinery                                        158
                                                  --------



                                                     Value
                                         Shares      (000)
----------------------------------------------------------
Medical products & services--1.3%
----------------------------------------------------------
Amgen*                                    1,265   $    103
                                                  --------
Total Medical products & services                      103
                                                  --------

----------------------------------------------------------
Semiconductors/instruments--12.5%
----------------------------------------------------------
Broadcom, Cl A*                           1,650        180
GlobeSpan*                                3,560        225
Jds Uniphase*                             2,000        228
KLA-Tencor*                               2,280        148
RF Micro Devices*                         3,080        141
Texas Instruments                         1,400        115
                                                  --------
Total Semiconductors/instruments                     1,037
                                                  --------

----------------------------------------------------------
Software & programming--13.3%
----------------------------------------------------------
Computer Associates                       2,230        137
Electronics for Imaging*                  2,230        115
Intuit*                                   2,670        234
Microsoft*                                3,465        314
Oracle*                                   3,000        136
Verisign*                                 1,550        165
                                                  --------
Total Software & programming                         1,101
                                                  --------

----------------------------------------------------------
Telephones & telecommunications--2.7%
----------------------------------------------------------
McLeodusa, Cl A*                          2,970        126
Nextel Communications, Cl A*              1,470        100
                                                  --------
Total Telephones & telecommunications                  226
                                                  --------
----------------------------------------------------------
Total common stocks
    (Cost $7,138)                                    7,450
----------------------------------------------------------
----------------------------------------------------------
Total investments--89.8%
    (Cost $7,138)                                    7,450
----------------------------------------------------------
----------------------------------------------------------
Other assets and liabilities, net--10.2%               846
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                            $8,296
----------------------------------------------------------

* Non-income producing producing security.
Cl - Class
The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 41

Schedule of investments
Turner Short Duration Government Funds-
Three Year Portfolio
September 30, 1999

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Asset-backed securities--11.5%
----------------------------------------------------------
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A (A)
    5.630%, 07/15/2003                   $1,400     $1,398
Hyundai Auto Receivables Trust,
    Ser 1998-A, Cl A2
    6.050%, 07/15/2004                      890        889
Olympic Automobile Receivables
    Trust, Ser 1996-A, Cl A5
    6.000%, 02/15/2002                      250        250
Spiegel Master Trust,
    Ser 1995-A, Cl A
    7.500%, 09/15/2004                    1,900      1,915
----------------------------------------------------------
Total asset-backed securities
    (Cost $4,455)                                    4,452
----------------------------------------------------------

----------------------------------------------------------
Collateralized mortgage obligations--9.0%
----------------------------------------------------------
Citicorp Mortgage Securities,
    Ser 1994-10, Cl A4
    6.250%, 06/25/2024                       15         15
Countrywide Home Loans,
    Ser 1997-2, Cl A11
    7.500%, 04/25/2027                        2          2
Goldman Sachs Mortgage Securities,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/2030                      979        946
Residential Funding Mortgage
    Securization, Ser 1993-S23, Cl A7
    6.500%, 06/25/2008                      310        309
Securitized Asset Sales,
    Ser 1993-7, Cl TA2
    6.250%, 12/25/2023                      650        648
Structured Asset Securities,
    Ser 1997-2, Cl 1A (A)
    7.124%, 10/30/2007                    1,559      1,566
----------------------------------------------------------
Total collateralized mortgage
    obligations (Cost $3,487)                        3,486
----------------------------------------------------------

----------------------------------------------------------
Corporate obligations--4.9%
----------------------------------------------------------
Ford Motor Credit
    5.750%, 02/23/2004                    1,450      1,391
Phillips Petroleum
    9.000%, 06/01/2001                      500        519
----------------------------------------------------------


                                     Face amount     Value
                                           (000)     (000)
----------------------------------------------------------
Total corporate obligations
    (Cost $1,906)                                   $1,910
----------------------------------------------------------

----------------------------------------------------------
U.S. government agency obligations--0.9%
----------------------------------------------------------
FNMA MTN
    6.710%, 03/13/2002                     $360        361

----------------------------------------------------------
Total U.S. government agency obligations
    (Cost $362)                                        361
----------------------------------------------------------

----------------------------------------------------------
U.S. government mortgage-
    backed bonds--39.7%
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1093, Cl F
    7.500%, 06/15/2006                      408        414
FHLMC CMO/REMIC,
    Ser 1361, Cl D
    6.000%, 11/15/2005                      285        285
FHLMC CMO/REMIC,
    Ser 1411, Cl G
    6.500%, 07/15/2018                      330        331
FHLMC CMO/REMIC,
    Ser 1430, Cl G
    7.000%, 10/15/2018                      491        491
FHLMC CMO/REMIC,
    Ser 1457, Cl PH
    7.000%, 06/15/2006                      834        839
FHLMC CMO/REMIC,
    Ser 1465, Cl E
    6.500%, 09/15/2006                      546        547
FHLMC CMO/REMIC,
    Ser 1497, Cl D
    6.400%, 02/15/2019                      330        330
FHLMC CMO/REMIC,
    Ser 1501, Cl F
    6.100%, 11/15/2016                      275        274
FHLMC CMO/REMIC,
    Ser 161, Cl F
    9.500%, 06/15/2006                    2,041      2,114
FHLMC CMO/REMIC,
    Ser 1862, Cl FD (A)
    6.188%, 12/15/2022                      388        389
FHLMC CMO/REMIC,
    Ser 1900, Cl FA (A)
    5.988%, 03/15/2009                      634        636

42 | TURNER FUNDS 1999 ANNUAL REPORT

Schedule of investments
Turner Short Duration Government Funds-
Three Year Portfolio

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 2043, Cl CD
    6.000%, 09/15/2016                   $  570     $  565
FHLMC TBA (B)
    7.500%, 11/01/2029                    1,815      1,823
FHLMC, Pool #G10288
    6.000%, 09/01/2009                      398        390
FHLMC, Pool #G10446
    6.500%, 02/01/2011                      824        816
FNMA CMO/REMIC,
    Ser 1993-88, Cl F (A)
    5.906%, 06/25/2000                      850        852
FNMA, Pool #252209
    6.000%, 01/01/2019                    1,236      1,171
FNMA, Pool #6222
    9.000%, 04/01/2016                      286        301
FNMA, Pool #8245
    8.000%, 12/01/2008                      582        596
GNMA ARM (A), Pool #8108
    6.375%, 03/20/2016                      891        904
GNMA ARM (A), Pool #8254
    6.625%, 08/20/2017                       85         86
GNMA ARM (A), Pool #8266
    6.625%, 09/20/2017                      206        210
GNMA ARM (A), Pool #8426
    6.125%, 11/20/2018                      192        195
GNMA, Pool #351122
    6.500%, 07/15/2008                      596        592
GNMA, Pool #357343
    6.500%, 10/15/2008                      245        244
----------------------------------------------------------
Total U.S. government
    mortgage-backed bonds
    (Cost $15,407)                                  15,395
----------------------------------------------------------

----------------------------------------------------------
U.S. Treasury obligations--29.9%
----------------------------------------------------------
U.S. Treasury Notes
    5.750%, 10/31/2000                    4,495      4,506
    5.000%, 02/28/2001                    2,642      2,621
    8.000%, 05/15/2001                      300        311
    6.375%, 08/15/2002                    1,600      1,626
    7.000%, 07/15/2006                    2,309      2,424
    6.000%, 08/15/2004                       94         95
----------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $11,598)                                  11,583
----------------------------------------------------------


                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Repurchase agreement--7.1%
----------------------------------------------------------
J.P. Morgan, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $2,758,665 (collateralized by
    GNMA, par value $3,846,642,
    7.50%, matures 10/15/28: market
    value $2,813,838)                    $2,759    $ 2,759

----------------------------------------------------------
Total repurchase agreement
    (Cost $2,759)                                    2,759
----------------------------------------------------------

----------------------------------------------------------
Total investments--103.0%
    (Cost $39,974)                                  39,946
----------------------------------------------------------
----------------------------------------------------------
Other assets and liabilities, net--(3.0%)           (1,172)
----------------------------------------------------------
----------------------------------------------------------
Total net assets--100.0%                           $38,774
----------------------------------------------------------
----------------------------------------------------------
Net asset value, offering and
    redemption price per share-
    institutional class shares                       $9.84
----------------------------------------------------------
----------------------------------------------------------
Net asset value, offering and redemption
    price per share-adviser class shares             $9.80
----------------------------------------------------------

----------------------------------------------------------
(A) Floating rate security. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1999.
(B)  When issued security

ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Obligation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage  Association
MTN - Medium Term Notes
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
TBA - To be announced

The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 43

Statement of net assets
Turner Short Duration Government Funds-
One Year Portfolio
September 30, 1999

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Asset-backed securities--1.9%
----------------------------------------------------------
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A (A)
    5.630%, 07/15/2003                     $ 40      $  40
Hyundai Auto Receivables Trust,
    Ser 1998-A, Cl A2
    6.050%, 07/15/2004                       50         50
Spiegel Master Trust,
    Ser 1995-A, Cl A
    7.500%, 09/15/2004                       30         30

----------------------------------------------------------
Total asset-backed securities
    (Cost $120)                                        120
----------------------------------------------------------

----------------------------------------------------------
Collateralized mortgage obligations--5.1%
----------------------------------------------------------
Morgan Stanley Capital I,
    Ser 1997-C1, Cl A1A
    6.850%, 02/15/2020                      322        323
----------------------------------------------------------
Total collateralized mortgage
    obligations (Cost $322)                            323
----------------------------------------------------------

----------------------------------------------------------
U.S. government agency obligations--20.4%
----------------------------------------------------------
FHLMC Discount Note
    5.330%, 10/13/1999                      800        798
FNMA Discount Note
    5.293%, 10/06/1999                      500        500
----------------------------------------------------------
Total U.S. government agency
    obligations (Cost $1,299)                        1,298
----------------------------------------------------------

----------------------------------------------------------
U.S. government
    mortgage-backed bonds--63.5%
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1301, Cl E
    7.000%, 03/15/2005                       64         64
FHLMC CMO/REMIC,
    Ser 1361, Cl D
    6.000%, 11/15/2005                      219        218
FHLMC CMO/REMIC,
    Ser 1430, Cl G
    7.000%, 10/15/2018                      186        186
FHLMC CMO/REMIC,
    Ser 1457, Cl PH
    7.000%, 06/15/2006                      133        134




                                     Face amount     Value
                                           (000)     (000)
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1465, Cl E
    6.500%, 09/15/2006                    $ 442     $  443
FHLMC CMO/REMIC,
    Ser 1501, Cl F
    6.100%, 11/15/2016                        9          9
FHLMC CMO/REMIC,
    Ser 1506, Cl EA
    5.700%, 07/15/2005                      200        199
FHLMC CMO/REMIC,
    Ser 1549, Cl D
    5.850%, 11/15/2005                      603        602
FHLMC CMO/REMIC,
    Ser 161, Cl F
    9.500%, 06/15/2006                       90         93
FHLMC CMO/REMIC,
    Ser 1862, Cl FD (A)
    6.188%, 12/15/2022                       71         71
FHLMC CMO/REMIC,
    Ser 1900, Cl FA (A)
    5.988%, 03/15/2009                       70         70
FNMA CMO/REMIC,
    Ser 1992-70, Cl H
    7.000%, 04/25/2006                       95         95
FNMA CMO/REMIC,
    Ser 1993-76, Cl F (A)
    5.906%, 06/25/2008                      280        281
FNMA CMO/REMIC,
    Ser 1993-88, Cl F (A)
    5.906%, 06/25/2000                      607        608
FNMA CMO/REMIC,
    Ser 1996-35, Cl C
    7.000%, 05/25/2020                       95         95
GNMA ARM (A), Pool #8108
    6.375%, 03/20/2016                      217        221
GNMA ARM (A), Pool #8111
    6.375%, 03/20/2016                       47         48
GNMA ARM (A), Pool #8287
    6.125%, 11/20/2017                      158        158
GNMA ARM (A), Pool #8297
    6.125%, 12/20/2017                       67         68
GNMA ARM (A), Pool #8333
    6.375%, 03/20/2018                      101        102


44 | TURNER FUNDS 1999 ANNUAL REPORT

Statement of investments
Turner Short Duration Government Funds-
One Year Portfolio

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
GNMA ARM (A), Pool #8392
    6.625%,08/20/2018                      $ 96       $ 98
GNMA ARM (A), Pool #8405
    6.625%, 09/20/2018                       77         78
GNMA ARM (A), Pool #8462
    6.375%, 02/20/2019                       37         38
GNMA ARM (A), Pool #8489
    6.375%, 04/20/2019                       62         62
----------------------------------------------------------
Total U.S. government
    mortgage-backed bonds (Cost $4,042)              4,041
----------------------------------------------------------

----------------------------------------------------------
U.S. Treasury obligations--12.7%
----------------------------------------------------------
U.S. Treasury Notes
    5.625%, 11/30/1999                      180        180
    5.750%, 10/31/2000                      600        602
    5.000%, 02/28/2001                       26         26
----------------------------------------------------------

----------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $806)                                        808
----------------------------------------------------------

----------------------------------------------------------
Total investments--103.6%
    (Cost $6,589)                                    6,590
----------------------------------------------------------

----------------------------------------------------------
Other assets and liabilities, net--(3.6%)             (228)
----------------------------------------------------------


                                                     Value
                                                     (000)
----------------------------------------------------------
Net assets:
----------------------------------------------------------
Portfolio shares of institutional class
    shares (unlimited authorization--
    no par value) based on 319,084
    outstanding shares of beneficial interest       $3,202
Portfolio shares of adviser class shares
    (unlimited authorization--no par
    value) based on 312,453 outstanding
    shares of beneficial interest                    3,156
Accumulated net realized gain on investments             3
Net unrealized appreciation on investments               1
----------------------------------------------------------
Total net assets--100.0%                            $6,362
----------------------------------------------------------

----------------------------------------------------------
Net asset value, offering and
    redemption price per share-
    institutional class shares                      $10.05
----------------------------------------------------------
----------------------------------------------------------
Net asset value, offering and redemption
    price per share-adviser class shares            $10.10
----------------------------------------------------------

(A) Floating rate security. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1999.
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Obligation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series

The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 1999 ANNUAL REPORT | 45

Statement of net assets
Turner Core High Quality Fixed Income Fund
September 30, 1999

                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
Asset-backed securities--13.6%
----------------------------------------------------------
Olympic Automobile Receivables
    Trust, Ser 1995-D, Cl A5
    6.150%, 07/15/2001                   $  349     $  349
Spiegel Master Trust,
    Ser 1995-A, Cl A
    7.500%, 09/15/2004                    1,000      1,008
----------------------------------------------------------
Total Asset-backed securities
    (Cost $1,357)                                    1,357
----------------------------------------------------------

----------------------------------------------------------
Collateralized mortgage obligations--0.7%
----------------------------------------------------------
Drexel Burnham Lambert CMO/REMIC
    Trust, Ser S, Cl 2
    9.000%, 08/01/2018                       25         25
Goldman Sachs Mortgage Securities II,
    Ser 1998-C1, Cl A1
    6.060%, 10/18/2030                       42         41
----------------------------------------------------------
Total Collateralized mortgage
    obligations (Cost $67)                              66
----------------------------------------------------------

----------------------------------------------------------
Corporate obligations--1.7%
----------------------------------------------------------
Ford Motor Credit
    5.750%, 02/23/2004                       60         58
Heinz H.J.
    6.750%, 10/15/1999                      100        100
Phillips Petroleum
    9.000%, 06/01/2001                       15         16
----------------------------------------------------------
Total Corporate obligations (Cost $173)                174
----------------------------------------------------------

----------------------------------------------------------
U.S. government
    mortgage-backed bonds--43.3%
----------------------------------------------------------
FHLMC CMO/REMIC,
    Ser 1538, Cl J
    6.500%, 06/15/2008                      160        157
FHLMC CMO/REMIC,
    Ser 161, Cl F
    9.500%, 06/15/2006                      380        393
FHLMC, Pool #C16814
    7.500%, 10/01/2028                      466        469
FHLMC, Pool #C27092
    6.000%, 06/01/2029                      600        561
FNMA, Pool #251617
    6.000%, 03/01/2013                      830        801




                                    Face amount      Value
                                          (000)      (000)
----------------------------------------------------------
FNMA, Pool #398280
    6.000%, 03/01/2013                   $  114     $  109
FNMA, Pool #416657
    6.000%, 04/01/2028                      472        440
FNMA, Pool #421677
    6.000%, 03/01/2028                       93         86
FNMA, Pool #481600
    6.000%, 02/01/2029                       35         33
FNMA, Ser 1993-198, Cl K
    6.000%, 12/25/2022                      834        784
FNMA, Ser 1998-63, Cl PG
    6.000%, 03/25/2027                      100         92
GNMA ARM (A), Pool #8103
    6.375%, 02/20/2016                       57         57
GNMA TBA (B)
    7.500%, 10/01/2029                       50         50
GNMA, Pool #484384
    7.500%, 09/15/2028                      113        113
GNMA, Pool #491479
    6.500%, 06/15/2029                      199        191
----------------------------------------------------------
Total U.S. government mortgage-
    backed bonds (Cost $4,437)                       4,336
----------------------------------------------------------

----------------------------------------------------------
U.S. Treasury obligations--37.7%
----------------------------------------------------------
U.S. Treasury Bonds
    7.875%, 02/15/2021                      200        233
    8.125%, 05/15/2021                    1,070      1,277
    7.000%, 07/15/2006                    2,143      2,250
    6.000%, 08/15/2004                       17         17
----------------------------------------------------------
Total U.S. Treasury obligations
    (Cost $3,918)                                    3,777
----------------------------------------------------------

----------------------------------------------------------
Repurchase agreement--1.3%
----------------------------------------------------------
Morgan Stanley, 5.00%, dated 09/30/99,
    matures 10/01/99, repurchase price
    $125,797, (collateralized by U.S.
    Treasury Notes, par value $121,269,
    7.250%, matures 08/15/04: market
    value $128,715)                         126        126
----------------------------------------------------------
Total repurchase agreement
    (Cost $126)                                        126
----------------------------------------------------------

46 | TURNER FUNDS 1999 ANNUAL REPORT

Statement of Net Assets
Turner Core High Quality Fixed Income Fund

                                                     Value
                                                     (000)
----------------------------------------------------------
Total investments--98.3%
    (Cost $10,078)                                 $ 9,836
----------------------------------------------------------

----------------------------------------------------------
Other assets and liabilities, net--1.7%                173
----------------------------------------------------------

-----------------------------------------------------------
Net assets:
-----------------------------------------------------------
Portfolio Shares (unlimited authorization--
    no par value) based on 1,009,986
    outstanding shares of beneficial interest       10,357
Accumulated net realized loss on investments          (106)
Net unrealized depreciation on investments            (242)
----------------------------------------------------------
Total net assets--100.0%                           $10,009
----------------------------------------------------------

----------------------------------------------------------
Net asset value, offering and
    redemption price per share                       $9.91
----------------------------------------------------------

----------------------------------------------------------
(A) Floating rate security. The rate reflected on the Statement of Net Assets is the rate in effect on September 30, 1999.
(B)  When issued security
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Obligation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
TBA - To be announced

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 47

Statement of assets and liabilities (000)

                                                                     Turner Growth     Turner Midcap
                                                                      Equity Fund       Growth Fund
----------------------------------------------------------------------------------------------------
                                                                        9/30/99           9/30/99
----------------------------------------------------------------------------------------------------
Assets:
----------------------------------------------------------------------------------------------------
    Investment securities at cost                                    $   130,938        $   137,433
----------------------------------------------------------------------------------------------------
    Investment securities at value                                       143,761            148,692
    Cash                                                                       1               --
    Dividend and interest receivable                                          46                 22
    Receivable for investment securities sold                              9,934              8,896
    Capital shares sold                                                      161                467
    Other receivable                                                        --                 --
    Other assets                                                              18                 19
----------------------------------------------------------------------------------------------------
       Total assets                                                      153,921            158,096
----------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                            1,757              5,303
    Capital shares redeemed                                                9,162              3,957
    Accrued expenses                                                         178                  6
----------------------------------------------------------------------------------------------------
       Total liabilities                                                  11,097              9,266
----------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital of institutional class shares                       92,958            118,551
    Portfolio capital of adviser class shares                               --                 --
    Accumulated net investment loss                                         --                   (6)
    Accumulated net realized gain (loss) on investments                   37,043             19,026
    Net unrealized appreciation (depreciation) on investments             12,823             11,259
----------------------------------------------------------------------------------------------------
       Total net assets                                              $   142,824        $   148,830
----------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:
       Institutional class shares                                      8,991,335          5,830,229
       Adviser class shares                                                 --                 --
----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-institutional class shares                             $     15.88        $     25.53
----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-adviser class shares                                   $      --          $      --
----------------------------------------------------------------------------------------------------


48 | TURNER FUNDS 1999 ANNUAL REPORT





                                                                      Turner Micro Cap        Turner
                                                                        Growth Fund        Top 20 Fund
-------------------------------------------------------------------------------------------------------
                                                                          9/30/99            9/30/99
-------------------------------------------------------------------------------------------------------
Assets:
-------------------------------------------------------------------------------------------------------
    Investment securities at cost                                      $    10,263        $    15,065
-------------------------------------------------------------------------------------------------------
    Investment securities at value                                          12,858             15,871
    Cash                                                                      --                 --
    Dividend and interest receivable                                          --                 --
    Receivable for investment securities sold                                  738              3,227
    Capital shares sold                                                         41                627
    Other receivable                                                          --                 --
    Other assets                                                                17                  1
-------------------------------------------------------------------------------------------------------
       Total assets                                                         13,654             19,726
-------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                                641              3,580
    Capital shares redeemed                                                   --                   13
    Accrued expenses                                                            50                 21
-------------------------------------------------------------------------------------------------------
       Total liabilities                                                       691              3,614
-------------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital of institutional class shares                          8,153             12,765
    Portfolio capital of adviser class shares                                 --                 --
    Accumulated net investment loss                                           --                 --
    Accumulated net realized gain (loss) on investments                      2,215              2,541
    Net unrealized appreciation (depreciation) on investments                2,595                806
-------------------------------------------------------------------------------------------------------
       Total net assets                                                $    12,963        $    16,112
-------------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:
       Institutional class shares                                          614,741          1,152,022
       Adviser class shares                                                   --                 --
-------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-institutional class shares                               $     21.09        $     13.99
-------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-adviser class shares                                     $      --          $      --
-------------------------------------------------------------------------------------------------------





                                                                                           Turner Short Duration
                                                                               Turner        Government Funds-
                                                                          Technology Fund   Three Year Portfolio
-----------------------------------------------------------------------------------------------------------------
                                                                              9/30/99              9/30/99
-----------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------
    Investment securities at cost                                          $     7,138        $    39,974
-----------------------------------------------------------------------------------------------------------------
    Investment securities at value                                               7,450             39,946
    Cash                                                                           141               --
    Dividend and interest receivable                                                 1                322
    Receivable for investment securities sold                                    1,550              1,679
    Capital shares sold                                                            516                200
    Other receivable                                                              --                   66
    Other assets                                                                  --                    4
-----------------------------------------------------------------------------------------------------------------
       Total assets                                                              9,658             42,217
-----------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                                  1,338              3,176
    Capital shares redeemed                                                         14                 85
    Accrued expenses                                                                10                182
-----------------------------------------------------------------------------------------------------------------
       Total liabilities                                                         1,362              3,443
-----------------------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital of institutional class shares                              6,716             38,966
    Portfolio capital of adviser class shares                                     --                   87
    Accumulated net investment loss                                               --                  (34)
    Accumulated net realized gain (loss) on investments                          1,268               (217)
    Net unrealized appreciation (depreciation) on investments                      312                (28)
-----------------------------------------------------------------------------------------------------------------
       Total net assets                                                    $     8,296        $    38,774
-----------------------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:
       Institutional class shares                                              589,991          3,933,129
       Adviser class shares                                                       --                8,909
-----------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-institutional class shares                                   $     14.06        $      9.84
-----------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
    per share-adviser class shares                                         $      --          $      9.80
-----------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 49

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of operations (000)

                                              Turner Large Cap     Turner Growth    Turner Midcap    Turner Small Cap
                                             Growth Equity Fund     Equity Fund      Growth Fund        Growth Fund
-----------------------------------------------------------------------------------------------------------------------
                                                 year ended          year ended       year ended         year ended
                                                   9/30/99             9/30/99          9/30/99           9/30/99
-----------------------------------------------------------------------------------------------------------------------
Investment income:
    Dividend                                     $   36               $  605           $  210            $291
    Interest                                          4                  101              137             259
-----------------------------------------------------------------------------------------------------------------------
       Total investment income                       40                  706              347             550
-----------------------------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                         57                  987              524           2,008
    Investment advisory fee waiver                  (57)                  --               (2)            (67)
    Administrator fees                               65                  117               70             176
    Administrator fee waiver                         --                   --               --              --
    Custodian fees                                    5                   15               14              20
    Transfer agent fees                              21                   96               46             271
    Professional fees                                15                   58               40              70
    Trustee fees                                      2                    3                5               5
    Registration fees                                13                  (10)              33              (1)
    Pricing fees                                     --                    1                1               2
    Printing fees                                     1                   47               13              58
    Shareholder service fees                         --                   --               --              --
    Amortization of
       deferred organizational
       costs                                          4                    5                5              4
    Insurance and other fees                         --                   28                2             14
-----------------------------------------------------------------------------------------------------------------------
       Total expenses                               126                1,347              751           2,560
    Less: Reimbursements from adviser               (50)                  --               --              --
       Directed brokerage                            --                 (132)             (28)            (50)
-----------------------------------------------------------------------------------------------------------------------
       Net expenses                                  76                1,215              723           2,510
-----------------------------------------------------------------------------------------------------------------------
       Net investment income (loss)                 (36)                (509)            (376)         (1,960)
-----------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)
       from securities sold                       1,821               37,857           20,948          61,638
    Net unrealized appreciation
       (depreciation) of
       investment securities                        307                  658           10,401          30,895
-----------------------------------------------------------------------------------------------------------------------
    Net realized and
       unrealized gain (loss)
       on investments                             2,128               38,515           31,349          92,533
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
       net assets resultin
       from operations                           $2,092              $38,006          $30,973         $90,573
-----------------------------------------------------------------------------------------------------------------------

50 | TURNER FUNDS 1999 ANNUAL REPORT



                                             Turner Micro Cap     Turner       Turner Technology
                                               Growth Fund      Top 20 Fund           Fund
--------------------------------------------------------------------------------------------------
                                                year ended      7/1/99 thru        7/1/99 thru
                                                  9/30/99       9/30/99(+)         9/30/99(+)
--------------------------------------------------------------------------------------------------
Investment income:
    Dividend                                     $   16            $   2              $   1
    Interest                                         13                9                  4
--------------------------------------------------------------------------------------------------
       Total investment income                       29               11                  5
--------------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                         66               26                 12
    Investment advisory fee waiver                  (66)             (19)               (12)
    Administrator fees                               68               16                 16
    Administrator fee waiver                         --              (10)               (10)
    Custodian fees                                    4                2                  2
    Transfer agent fees                              20                7                  7
    Professional fees                                 8                3                  2
    Trustee fees                                      3               --                 --
    Registration fees                                11                6                  4
    Pricing fees                                      1               --                 --
    Printing fees                                     5                1                 --
    Shareholder service fees                         --               --                 --
    Amortization of deferred
       organizational costs                           3               --                 --
    Insurance and other fees                         --               --                  1
--------------------------------------------------------------------------------------------------
       Total expenses                               123               32                 22
    Less: Reimbursements from adviser               (64)              --                 (7)
         Directed brokerage                          --               --                 --
--------------------------------------------------------------------------------------------------
       Net expenses                                  59               32                 15
--------------------------------------------------------------------------------------------------
          Net investment income (loss)              (30)             (21)               (10)
--------------------------------------------------------------------------------------------------
    Net realized gain (loss) from
        securities sold                           2,292            2,562              1,278
    Net unrealized appreciation
       (depreciation) of
       investment securities                      2,652              806                312
--------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments                 4,944            3,368              1,590
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations                 $4,914           $3,347             $1,580
--------------------------------------------------------------------------------------------------



                                              Turner Short Duration
                                                Government Funds-
                                            -------------------------       Turner Core
                                             Three Year     One Year        High Quality
                                             Portfolio      Portfolio     Fixed Income Fund
--------------------------------------------------------------------------------------------
                                             year ended     year ended       7/1/99 thru
                                               9/30/99        9/30/99        9/30/99(+)
--------------------------------------------------------------------------------------------
Investment income:
    Dividend                                  $   --           $ --              $ --
    Interest                                   1,304            101               151
--------------------------------------------------------------------------------------------
       Total investment income                 1,304            101               151
--------------------------------------------------------------------------------------------
Expenses:
    Investment advisory fees                      51              5                12
    Investment advisory fee waiver               (51)            (5)              (12)
    Administrator fees                            46             17                16
    Administrator fee waiver                      --             --               (10)
    Custodian fees                                 6              9                 2
    Transfer agent fees                           35             31                 7
    Professional fees                             54             21                 3
    Trustee fees                                   2              2                --
    Registration fees                             38             19                 7
    Pricing fees                                   4              1                --
    Printing fees                                 27             16                 1
    Shareholder service fees                      --              1                --
    Amortization of deferred
       organizational costs                       --             --                --
    Insurance and other fees                       2             --                 1
--------------------------------------------------------------------------------------------
       Total expenses                            214            117                27
    Less: Reimbursements from adviser           (165)          (116)              (16)
         Directed brokerage                       --             --                --
--------------------------------------------------------------------------------------------
       Net expenses                               49              1                11
--------------------------------------------------------------------------------------------
          Net investment income (loss)         1,255            100               140
--------------------------------------------------------------------------------------------
    Net realized gain (loss) from
        securities sold                         (177)            --              (106)
    Net unrealized appreciation
       (depreciation) of
       investment securities                    (264)            (1)               18
--------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments               (441)            (1)              (88)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
       resulting from operations               $ 814         $   99             $  52
--------------------------------------------------------------------------------------------


(+) Commenced operations on July 1, 1999.
Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 51

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of changes in net assets (000)

                                                                   Turner Large Cap                      Turner Growth
                                                                  Growth Equity Fund                      Equity Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                 year            year             year              year
                                                                 ended           ended            ended             ended
                                                                9/30/99         9/30/98          9/30/99           9/30/98
----------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                                       $   (36)        $     (2)           $ (509)        $    (378)
    Net realized gain (loss) from
       securities sold                                          1,821             (170)           37,857            17,188
    Net unrealized appreciation
       (depreciation) of investments                              307              169               658            (7,481)
----------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                                       2,092               (3)           38,006            9,329
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                          --               (1)               --                --
    Realized capital gains                                         --              (72)
(12,236)           (26,503)
    Return of capital                                              --               --                --                --
----------------------------------------------------------------------------------------------------------------------------
       Total distributions                                         --              (73)          (12,236)          (26,503)
----------------------------------------------------------------------------------------------------------------------------
Capital share transactions:(1)
    Proceeds from shares issued                                 4,366            3,876            34,770            22,658
    Proceeds from shares issued in
       lieu of cash distributions                                  --               73            11,874            25,911
    Increase from In-Kind Transfer                                 --               --             4,270                --
    Cost of shares redeemed                                    (2,327)            (246)          (31,717)          (33,128)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       from capital share transactions                          2,039            3,703            19,197            15,441
----------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                  4,131            3,627            44,967            (1,733)
----------------------------------------------------------------------------------------------------------------------------
Net assets:
       Beginning of year                                        4,328              701            97,857            99,590
----------------------------------------------------------------------------------------------------------------------------
       End of year (4)                                         $8,459           $4,328          $142,824           $97,857
----------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                                        255              282             2,274             1,638
    Issued in lieu of cash distributions                           --                6               890             2,320
    Issued in connection with In-Kind Transfer                     --               --               273                --
    Redeemed                                                     (134)             (18)           (2,051)           (2,339)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares                                121              270             1,386             1,619
----------------------------------------------------------------------------------------------------------------------------

(2) Commenced operations on March 1, 1998.
(3) Commenced operations on July 1, 1999.
(4) Includes undistributed net investment income (loss) and/or distributions in excess of net investment income (000) of $(6) and $(3) for the Midcap Growth Fund, and $(0) and $(1) for the Small Cap Growth Fund as of September 30, 1999, and September 30, 1998, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.


52 | TURNER FUNDS 1999 ANNUAL REPORT

-------------------------------------------------------------------------------------------------------------------------------

                                                                             Turner Midcap               Turner Small Cap
                                                                              Growth Fund                  GrowthFund
-------------------------------------------------------------------------------------------------------------------------------
                                                                           year          year            year         year
                                                                           ended         ended           ended        ended
                                                                          9/30/99       9/30/98         9/30/99      9/30/98
-------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                                                   $   (376)      $  (124)        $(1,960)    $ (1,609)
    Net realized gain (loss) from
       securities sold                                                      20,948        (1,546)         61,638       (6,168)
    Net unrealized appreciation
       (depreciation) of investments                                        10,401           524           30,895     (22,875)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                                                   30,973        (1,146)          90,573     (30,652)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                                       --           --                --         --
    Realized capital gains                                                      --          (358)              --      (1,521)
    Return of capital                                                           --            --               --      (1,148)
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                                      --          (358)              --      (2,669)
Capital share transactions:(1)
    Proceeds from shares issued                                            127,616        28,977           87,818      96,936
    Proceeds from shares issued in
       lieu of cash distributions                                               --           320               --       2,289
    Increase from In-Kind Transfer                                              --            --               --          --
    Cost of shares redeemed                                                (34,341)       (8,356)         (71,848)    (71,832)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       from capital share transactions                                      93,275        20,941           15,970      27,393
-----------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                             124,248        19,437          106,543      (5,928)
Net assets:
       Beginning of year                                                    24,582         5,145          147,534     153,462
-------------------------------------------------------------------------------------------------------------------------------
       End of year (4)                                                    $148,830       $24,582         $254,077    $147,534
-------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                                                   5,625         1,939            3,160       3,783
    Issued in lieu of cash distributions                                        --            24               --          99
    Issued in connection with In-Kind Transfer                                  --            --               --          --
    Redeemed                                                                (1,567)         (553)          (2,596)     (2,840)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares                                           4,058         1,410              564       1,042
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                                                 Turner Micro Cap           Turner                 Turner
                                                                     Growth Fund            Top 20 Fund      Technology Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                   year         3/1/98        7/1/99                 7/1/99
                                                                   ended         thru           thru                   thru
                                                                  9/30/99     9/30/98 (2)     9/30/99(3)            9/30/99 (3)
---------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                                           $   (30)       $  (11)      $   (21)                $  (10)
    Net realized gain (loss) from
       securities sold                                              2,292           (47)        2,562                  1,278
    Net unrealized appreciation
       (depreciation) of investments                                2,652           (57)          806                    312
---------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                                           4,914          (115)        3,347                  1,580
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                                              --            --            --                     --
    Realized capital gains                                             --            --            --                     --
    Return of capital                                                  --            --            --                     --
---------------------------------------------------------------------------------------------------------------------------------
       Total distributions                                            --             --            --                     --
Capital share transactions:(1)
    Proceeds from shares issued                                     6,101         3,087        13,557                  7,914
    Proceeds from shares issued in
       lieu of cash distributions                                      --            --            --                     --
    Increase from In-Kind Transfer                                     --            --            --                     --
    Cost of shares redeemed                                          (895)         (129)         (792)                (1,198)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets
       from capital share transactions                              5,206         2,958        12,765                  6,716
---------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                     10,120         2,843        16,112                  8,296
Net assets:
       Beginning of year                                            2,843            --            --                     --
---------------------------------------------------------------------------------------------------------------------------------
       End of year (4)                                            $12,963        $2,843       $16,112                 $8,296
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
    Issued                                                            380           300         1,223                    696
    Issued in lieu of cash distributions                               --            --            --                     --
    Issued in connection with In-Kind Transfer                         --            --            --                     --
    Redeemed                                                          (53)          (12)          (71)                  (106)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares                                    327           288         1,152                    590
---------------------------------------------------------------------------------------------------------------------------------

                                            TURNER FUNDS 1999 ANNUAL REPORT | 53

Statement of changes in net assets (000)

                                                                     Turner Short Duration Government Funds-
                                                                                Three Year Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                      year ended   3/1/98 thru   year ended
                                                                        9/30/99      9/30/98      2/28/98
--------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                                $ 1,255     $   469      $   967
    Net realized gain (loss) from securities sold                           (177)         74           54
    Net unrealized appreciation (depreciation) of investments               (264)        119           98
--------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                  814         662        1,119
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Institutional class                                                (1,258)       (461)        (966)
       Adviser class                                                          (1)         --           --
    Realized capital gains
       Institutional class                                                  (156)        (10)          --
       Adviser class                                                          --          --           --
--------------------------------------------------------------------------------------------------------------
          Total distributions                                             (1,415)       (471)        (966)
--------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
Institutional class
    Proceeds from shares issued                                           10,962         666        3,854
    Proceeds from shares issued in lieu of cash distributions              1,276         476          967
    Increase from In-Kind transfers                                       18,947          --           --
    Cost of shares redeemed                                               (3,912)     (4,862)      (7,239)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    institutional class transactions                                      27,273      (3,720)      (2,418)
--------------------------------------------------------------------------------------------------------------
Adviser class
    Proceeds from shares issued                                              192          --           --
    Proceeds from shares issued in lieu of cash distributions                  1          --           --
    Cost of shares redeemed                                                 (106)         --           --
--------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                        87          --           --
--------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from capital
       share transactions                                                 27,360      (3,720)      (2,418)
--------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                            26,759      (3,529)      (2,265)
--------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                     12,015      15,544       17,809
--------------------------------------------------------------------------------------------------------------
    End of year (3)                                                      $38,774     $12,015      $15,544
--------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
Institutional class
    Issued                                                                 1,100          66          383
    Issued in lieu of cash distributions                                     128          47           96
    Issued in connection with In-Kind Transfers                            1,926          --           --
    Redeemed                                                                (393)       (481)        (722)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from institutional class transactions    2,761        (368)        (243)
--------------------------------------------------------------------------------------------------------------
Adviser class
    Issued                                                                    20          --           --
    Issued in lieu of cash distributions                                      --          --           --
    Redeemed                                                                 (11)         --           --
--------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                         9          --           --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in capital shares                                  2,770        (368)        (243)
--------------------------------------------------------------------------------------------------------------

(2)  Commenced operations on July 1, 1999.

(3) Includes undistributed net investment income (000) of $(34), $10 and $2 for the Three Year Fund, $0, $2 and $0 for the One Year Fund, as of September 30, 1999, September 30, 1998 and February 28, 1998, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0 The accompanying notes are an integral part of the financial statements.

54 | TURNER FUNDS 1999 ANNUAL REPORT

                                                                            Turner Short Duration                Turner Core
                                                                              Government Funds-                 High Quality
                                                                             One Year Portfolio               Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                     year ended  3/1/98 thru  year ended         7/1/99 thru
                                                                      9/30/99      9/30/98     2/28/98           9/30/99 (2)
----------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                              $  100      $   37       $   66            $   140
    Net realized gain (loss) from securities sold                          --           1            1               (106)
    Net unrealized appreciation (depreciation) of investments              (1)         --            1                 18
----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                99          38           68                 52
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income
       Institutional class                                                (77)        (35)         (66)              (140)
       Adviser class                                                      (25)         --           --                 --
    Realized capital gains
       Institutional class                                                 --          (1)          --                 --
       Adviser class                                                       --          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                            (102)        (36)         (66)              (140)
----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions: (1)
Institutional class
    Proceeds from shares issued                                         3,414           5          827                 18
    Proceeds from shares issued in lieu of cash distributions              76          36           66                139
    Increase from In-Kind transfers                                        --          --           --             10,120
    Cost of shares redeemed                                            (1,272)       (247)        (564)              (180)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
    institutional class transactions                                    2,218        (206)         329             10,097
----------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Proceeds from shares issued                                         3,642          --           --                 --
    Proceeds from shares issued in lieu of cash distributions              23          --           --                 --
    Cost of shares redeemed                                              (509)         --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                  3,156          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from capital
       share transactions                                               5,374        (206)         329             10,097
----------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                          5,371        (204)         331             10,009
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                     991       1,195          864                 --
----------------------------------------------------------------------------------------------------------------------------------
    End of year (3)                                                    $6,362      $  991       $1,195            $10,009
----------------------------------------------------------------------------------------------------------------------------------
(1) Shares issued and redeemed:
Institutional class
    Issued                                                                340          --           82                  2
    Issued in lieu of cash distributions                                    8           4            7                 14
    Issued in connection with In-Kind Transfers                            --          --           --              1,012
    Redeemed                                                             (127)        (56)         (18)               (18)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from institutional class transactions   221         (21)          33               1,010
----------------------------------------------------------------------------------------------------------------------------------
Adviser class
    Issued                                                                360          --           --                 --
    Issued in lieu of cash distributions                                    2          --           --                 --
    Redeemed                                                               50          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from adviser class transactions                    312          --           --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in capital shares                                 533         (21)          33              1,010
----------------------------------------------------------------------------------------------------------------------------------










TURNER FUNDS 1999 ANNUAL REPORT | 55


FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------------------------------

Financial highlights
For a share outstanding throughout each period

                     Net                      Realized  and
                    asset           Net        unrealized         Distributions   Distributions
                   value,       investment        gains             from net          from          Return    Net asset
                  beginning       income       (losses) on         investment        capital          OF      value end
                  of period       (loss)       investments           income           gains         capital   of period
-------------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
---------------------------------------------------------------------------------
1999               $13.22         (0.08)           5.76                 --               --            --       $18.90
1998               $12.28         (0.01)           1.98              (0.01)           (1.02)           --       $13.22
1997 (1)           $10.00          0.01            2.27                 --               --            --       $12.28

-------------------------
Turner Growth Equity Fund
-------------------------
1999               $12.87         (0.05)           4.66                 --            (1.60)           --       $15.88
1998               $16.64         (0.05)           1.10                 --            (4.82)           --       $12.87
1997               $17.03         (0.03)           4.23                 --            (4.59)           --       $16.64
1996 (2)           $14.97          0.02            2.91              (0.02)           (0.85)           --       $17.03
1995               $12.46          0.10            2.52              (0.11)              --            --       $14.97
1994               $13.12          0.10           (0.66)             (0.10)              --            --       $12.46

-------------------------
Turner Midcap Growth Fund
-------------------------
1999               $13.87         (0.06)          11.72                 --               --            --       $25.53
1998               $14.22         (0.07)           0.22                 --            (0.50)           --       $13.87
1997 (3)           $10.00         (0.03)           4.36                 --            (0.11)           --       $14.22

----------------------------
Turner Small Cap Growth Fund
----------------------------
1999               $21.49         (0.26)          12.97                 --               --            --       $34.20
1998               $26.35         (0.23)          (4.19)                --            (0.25)        (0.19)      $21.49
1997               $23.13         (0.07)           3.80                 --            (0.51)           --       $26.35
1996 (2)           $16.08         (0.08)           8.17                 --            (1.04)           --       $23.13
1995               $10.90         (0.06)           5.24                 --               --            --       $16.08
1994 (4)           $10.00         (0.02)           0.92                 --               --            --       $10.90

----------------------------
Turner Micro Cap Growth Fund
----------------------------
1999 (5)           $ 9.88         (0.05)          11.26                 --               --            --       $21.09
1998 (6)           $10.00         (0.04)          (0.08)                --               --            --       $ 9.88

------------------
Turner Top 20 Fund
------------------
1999 (7)           $10.00         (0.02)           4.01                 --               --            --       $13.99

----------------------
Turner Technology Fund
----------------------
1999 (7)           $10.00         (0.02)           4.08                 --               --            --       $14.06

*    Annualized
+    Returns are for the period indicated and have not been annualized.
(1)  Commenced operations on February 1, 1997.
(2) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.
(3)  Commenced operations on October 1, 1996.
(4)  Commenced operations on February 7, 1994.

56 | TURNER FUNDS 1999 ANNUAL REPORT


----------------------------------------------------------------------------------------------------------------------------

                                                                Ratio of         Ratio of                        Ratio of
                                                              net expenses     net expenses                      expenses
                                                             to average net     to average     Ratio of net     to  average
                                                   Net     assets (including    net assets      investment      net  assets
                                               assets end      directed         (including     income (loss)    (excluding
                                  Total         of period     brokerage         waivers and     to average      waivers and
                                 return+          (000)      arrangements)    reimbursements)   net assets     reimbursements)
----------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
---------------------------------------------------------------------------------
1999                              42.97%        $  8,459        1.00%              1.00%          (0.47)%          2.41%
1998                              17.26%        $  4,328        1.00%              1.00%          (0.10)%          7.70%
1997 (1)                          22.80%        $    701        1.00%*             1.00%*          0.20%*         26.45%*

-------------------------
Turner Growth Equity Fund
-------------------------
1999                              38.16%        $142,824        0.92%              0.96%          (0.42)%          0.96%
1998                              10.71%        $ 97,857        1.00%              1.04%          (0.42)%          1.12%
1997                              32.61%        $ 99,590        0.96%              1.02%          (0.25)%          1.05%
1996 (2)                          20.61%        $ 96,164        0.94%*             1.06%*          0.03%*          1.06%*
1995                              21.15%        $115,819        0.94%              1.03%           0.69%           1.03%
1994                              (4.28)%       $112,959        0.95%              0.95%           0.86%           1.08%

-------------------------
Turner Midcap Equity Fund
-------------------------
1999                              84.07%        $148,830        1.03%              1.08%          (0.58)%          1.08%
1998                               1.24%        $ 24,582        1.23%              1.34%          (0.79)%          1.73%
1997 (3)                          43.77%        $  5,145        1.25%*             1.25%*         (0.62)%*         7.96%*

----------------------------
Turner Small Cap Growth Fund
----------------------------
1999                              59.14%        $254,077        1.25%              1.27%          (1.00)%          1.31%
1998                             (16.90)%       $147,534        1.25%              1.28%          (0.99)%          1.41%
1997                              16.64%        $153,462        1.24%              1.24%          (0.84)%          1.33%
1996 (2)                          52.90%        $ 67,425        1.25%*             1.25%*         (0.88)%*         1.54%*
1995                              47.52%        $ 13,072        1.25%              1.25%          (0.68)%          2.39%
1994 (4)                          12.35%        $  4,806        1.09%*             1.09%*         (0.27)%*         4.32%*

----------------------------
Turner Micro Cap Growth Fund
----------------------------
1999 (5)                         113.46%        $ 12,963        0.90%              0.90%          (0.47)%          2.86%
1998 (6)                          (1.20)%       $  2,843        1.25%*             1.25%*         (0.64)%*         8.18%*

------------------
Turner Top 20 Fund
------------------
1999 (7)                          39.90%        $  16,112        1.35%*            1.35%*         (0.87)%*         2.55%*

----------------------
Turner Technology Fund
----------------------
1999 (7)                          40.60%        $   8,296        1.35%*            1.35%*         (0.87)%*         3.89%*


---------------------------------------------------------------------------------

                                  Ratio of net
                                   investment
                                  income (loss)
                                   to average
                                   net assets
                                   (excluding     Portfolio
                                   waivers and    turnover
                                 reimbursements)    rate
---------------------------------------------------------------------------------
Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund)
---------------------------------------------------------------------------------
1999                                 (1.88)%       370.71%
1998                                 (6.80)%       234.93%
1997 (1)                            (25.25)%       346.47%

-------------------------
Turner Growth Equity Fund
-------------------------
1999                                 (0.42)%       328.26%
1998                                 (0.50)%       249.58%
1997                                 (0.28)%       178.21%
1996 (2)                              0.03%*       147.79%
1995                                  0.69%        177.86%
1994                                  0.73%        164.81%

-------------------------
Turner Midcap Equity Fund
-------------------------
1999                                 (0.58)%       290.79%
1998                                 (1.18)%       304.29%
1997 (3)                             (7.33)%*      348.29%

----------------------------
Turner Small Cap Growth Fund
----------------------------
1999                                 (1.04)%       223.61%
1998                                 (1.12)%       167.73%
1997                                 (0.93)%       130.68%
1996 (2)                             (1.17)%*      149.00%
1995                                 (1.82)%       183.49%
1994 (4)                             (3.50)%*      173.92%

----------------------------
Turner Micro Cap Growth Fund
----------------------------
1999 (5)                             (2.43)%       239.32%
1998 (6)                             (7.57)%*      128.53%

------------------
Turner Top 20 Fund
------------------
1999 (7)                             (2.07)%*      369.11%

----------------------
Turner Technology Fund
----------------------
1999 (7)                             (3.41)%*      317.32%

(5) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Micro Cap Growth Fund.
(6)  Commenced operations on March 1, 1998.
(7)  Commenced operations on July 1, 1999.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 57

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial highlights
For a share outstanding throughout each period


                                          Realized and
            Net asset                      unrealized    Distributions  Distributions
              value,        Net              gains         from net        from      Net asset                  Net assets
            beginning    investment       (losses) on     investment      capital    value end        Total       end of
            of period      income         investments       income         gains     of period       return+    period (000)
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Institutional
--------------------------------------------------------------------------
1999 (1)     $10.25         0.55             (0.27)         (0.55)         (0.14)      $ 9.84         2.89%       $38,687
1998 (2)     $10.10         0.35              0.15          (0.34)         (0.01)      $10.25         5.09%       $12,015
1998 (3)     $10.00         0.59              0.10          (0.59)            --       $10.10         7.07%       $15,544
1997         $10.04         0.58             (0.01)         (0.59)         (0.02)      $10.00         5.45%       $17,809
1996         $ 9.80         0.60              0.23          (0.59)            --       $10.04         8.73%       $11,027
1995 (4)     $10.00         0.61             (0.22)         (0.59)            --       $ 9.80         4.08%       $ 7,065

--------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Adviser
--------------------------------------------------------------------
1999 (5)     $ 9.95         0.68             (0.13)         (0.70)            --       $ 9.80         5.64%       $    87

------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
------------------------------------------------------------------------
1999 (6)     $10.09         0.54             (0.02)         (0.56)            --       $10.05         5.34%       $ 3,207
1998 (2)     $10.08         0.35                --          (0.33)         (0.01)      $10.09         3.50%           991
1998 (3)     $10.06         0.60              0.02          (0.60)            --       $10.08         6.34%         1,195
1997         $10.03         0.60              0.03          (0.60)            --       $10.06         6.32%           864
1996         $ 9.99         0.64              0.05          (0.65)            --       $10.03         7.09%           398
1995 (4)     $10.00         0.53             (0.02)         (0.52)            --       $ 9.99         5.21%           145

------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
------------------------------------------------------------------
1999 (6)     $10.11         0.47              0.02          (0.50)            --       $10.10         5.00%       $ 3,155
1998 (7)     $10.08         0.30              0.03          (0.30)            --       $10.11         3.26%            --

------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
1999 (8)     $10.00         0.14             (0.09)         (0.14)            --       $ 9.91         0.48%       $10,009

*    Annualized
+    Returns are for the period indicated and have not been annualized.
(1) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-Three Year Portfolio.
(2) On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds Three Year and One Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.
(3) On January 22, 1998, shareholders of both the Three Year and One Year Funds approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.
(4) Commenced operations on March 1, 1994.
(5) Commenced operations on April 28, 1999.

58 | TURNER FUNDS 1999 ANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------

                                                                   Ratio of net
                                                     Ratio of       investment
                                                     expenses      income (loss)
                                    Ratio of net    to average      to average                   Average            Average
                       Ratio of      investment     net assets      net assets                     debt               debt
                    net expenses       income       (excluding      (excluding                   per share        outstanding
                     to average      to average     waivers and     waivers and     Interest      during             during
                     net assets      net assets   reimbursements) reimbursements)    expense   the period (9)    the period (9)(10)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Institutional
--------------------------------------------------------------------------
1999 (1)                0.24%           6.21%          1.31%          5.14%             --            --                   --
1998 (2)                0.24%*          5.84%*         1.49%*         4.59%*            --            --                   --
1998 (3)                0.24%           5.85%          1.21%          4.88%             --            --                   --
1997                    0.24%           5.80%          1.21%          4.83%           0.02%        $0.04             $ 56,238
1996                    0.24%           6.18%          1.45%          4.97%           0.12%        $0.28             $256,115
1995 (4)                0.15%           6.21%          1.18%          5.18%           0.04%        $0.08             $ 75,604

--------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Adviser
--------------------------------------------------------------------
1999 (5)                0.48%*          5.71%*         0.95%*         5.24%*            --            --                   --

------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
------------------------------------------------------------------------
1999 (6)                0.00%           5.50%          6.53%         (1.03)%            --            --                   --
1998 (2)                0.00%*          5.88%*        10.83%*        (4.95)%*           --            --                   --
1998 (3)                0.00%           5.97%          8.83%         (2.86)%            --            --                   --
1997                    0.00%           5.91%         10.25%         (4.34)%            --            --                   --
1996                    0.00%           6.46%         16.47%        (10.01)%            --            --                   --
1995 (4)                0.00%           5.74%         27.89%        (22.15)%            --            --                   --

------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
------------------------------------------------------------------
1999 (6)                0.23%           5.13%          6.76%         (1.40)%            --            --
1998 (7)                0.25%*          5.63%*        11.08%*        (5.20)%*           --            --                   --

------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
1999 (8)                0.45%*          5.67%*         1.99%*         4.13%*            --            --                   --


--------------------------------------------------------------------------------




                            Average
                            shares
                          outstanding      Portfolio
                            during          turnover
                          the period          rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Institutional
--------------------------------------------------------------------------
1999 (1)                          --        257.98%
1998 (2)                          --        121.63%
1998 (3)                          --        197.03%
1997                       1,320,830        279.00%
1996                         901,238        251.00%
1995 (4)                     895,472        405.00%

--------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Adviser
--------------------------------------------------------------------
1999 (5)                          --        257.98%

------------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Institutional
------------------------------------------------------------------------
1999 (6)                          --        154.33%
1998 (2)                          --         96.56%
1998 (3)                          --         68.80%
1997                              --         81.82%
1996                              --            --
1995 (4)                          --            --

------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Adviser
------------------------------------------------------------------
1999 (6)                          --        154.33%
1998 (7)                          --         96.56%

------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
1999 (8)                          --         39.70%

 (6) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-One Year Portfolio.
 (7) Commenced operations on February 27, 1998.
 (8) Commenced operations on July 1, 1999.
 (9) Average based upon amounts outstanding at each month end.
(10) There was no debt outstanding at the end of any period presented.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 59

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Notes to financial statements
September 30, 1999

1.  Organization:

TIP Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are those of the Turner Large Cap Growth Equity Fund (formerly Turner Ultra Large Cap Growth Fund) (the "Large Cap Growth Equity Fund"), the Turner Growth Equity Fund (the "Growth Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Micro Cap Growth Fund (the "Micro Cap Growth Fund"), the Turner Top 20 Fund (the "Top 20 Fund"), the Turner Technology Fund (the "Technology Fund"), the Turner Short Duration Government Funds-Three Year Portfolio (the "Three Year Portfolio"), the Turner Short Duration Government Funds-One Year Portfolio (the "One Year Portfolio"), and the Turner Core High Quality Fixed Income Fund (the "Core High Quality Fixed Income Fund") (each a "fund" and collectively the "Funds"). The Turner Short Duration Government Funds-Three Year and One Year Portfolios are registered to offer two classes of shares, Institutional Class Shares and Adviser Class Shares. The financial statements of the remaining portfolios are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each fund's investment objectives, policies, and strategies.

As of September 30, 1999, the Turner International Growth Fund and the Turner Focused Large Cap Equity Fund had not yet commenced operations.

The Turner Small Cap Growth Fund was closed to new investors as of August 30, 1997.

2. Significant accounting policies:

The following is a summary of the significant accounting policies followed by the Funds.

   Security valuation--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Market value for debt obligations is determined on the basis of last reported sales price, or if no sales are reported, as is the case with most securities traded over the counter, the mean between representative bid and asked quotations. Short-term securities with maturities of 60 days or less may be carried at amortized cost, which approximates market value. Fixed income securities for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

   Federal income taxes--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   Security transactions and related income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

   Net asset value per share--The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the fund's assets, less liabilities, by the number of shares outstanding.

   Repurchase agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued

60 | TURNER FUNDS 1999 ANNUAL REPORT
   interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

   Expenses--Expenses that are directly related to one of the funds are charged to that fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

   Distributions to shareholders--Distributions from net investment income are declared and paid to Shareholders at least annually for the Large Cap Growth Equity Fund, the Midcap Growth Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, the Top 20 Fund, and the Technology Fund; quarterly for the Growth Equity Fund; and declared daily and paid monthly for the Three Year Portfolio, One Year Portfolio and the Core High Quality Fixed Income Fund. Any net realized capital gains on sales of securities for all Funds are distributed to Shareholders at least annually.

   Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

   Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. Organization costs and transactions with affiliates:

Organization costs have been capitalized by each Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by a Fund will be reduced by the unamortized organizational costs in the same ratio as the number of shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, shareholder servicing, and distribution agreements:

The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and
 .04% of such assets in excess on $2 billion. Each Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

The Growth Equity Fund, the Midcap Growth Fund, and the Small Cap Growth Fund have directed certain portfolio trades to brokers who paid a portion of its expenses. For the period ended September 30, 1999, the Funds expenses were reduced by $131,755, $27,561 and $50,019 respectively, under this arrangement.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Prior to January 1, 1998, administrative services were provided to the Three Year and One Year Funds by Solon Asset Management, L.P. for an annual fee of
 .07% of the average daily net assets of each Fund.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

The Three Year and One Year Portfolios have adopted a shareholder service plan and agreement for their Adviser Class Shares. Under the shareholder service plan and agreement both funds pay the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Adviser Class Shares of each fund.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 61

--------------------------------------------------------------------------------

5. Investment advisory agreement:

The Trust and Turner Investment Partners, Inc. the "Adviser" are parties to an Investment Advisory Agreement dated April 28, 1996 under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Large Cap Growth Equity, Growth Equity, and Midcap Growth Equity Funds, 1.00% of the Small Cap Growth and Micro Cap Growth Funds, 1.10 of the Top 20 and Technology Funds, .25% of the Three Year and One Year Funds and .50% of the Core High Quality Fixed Income Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit their total operating expenses (as a percentage of daily net assets on an annualized basis) to not more than 1.00% of the Large Cap Growth Equity and Growth Equity Funds, 1.25% of the Small Cap Growth, Midcap Growth Equity and Micro Cap Growth Funds, 1.35% of the Top 20 and Technology Funds, .36% and .61% of the Three Year and One Year Funds, Institutional shares and Adviser shares, respectively, and .45% of the Core High Quality Fixed Income Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. On January 1, 1998, Turner Investment Partners, Inc., acquired substantially all of the assets and liabilities of Solon Asset Management, L.P. (the Three Year Portfolio and One Year Portfolio prior investment adviser).

6. Investment transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1999, are as follows
(000):


                    Turner       Turner    Turner     Turner     Turner
                   Large Cap     Growth    Midcap   Small Cap   Micro Cap Turner
                    Growth       Equity    Growth     Growth     Growth   Top 20
                  Equity Fund     Fund      Fund       Fund       Fund     Fund
--------------------------------------------------------------------------------
Purchases
     Government          --          --        --         --         --       --
     Other           29,486     427,617   286,698    452,858     20,391   58,450
Sales
     Government          --          --        --         --         --       --
     Other           27,386     422,503   199,990    442,558     15,633   46,112
--------------------------------------------------------------------------------


                                  Turner Short Duration
                                     Government Funds        Turner Core
                       Turner     ----------------------     High Quality
                     Technology   Three Year    One Year     Fixed Income
                        Fund      Portfolio    Portfolio         Fund
--------------------------------------------------------------------------
Purchases
     Government            --       56,149       1,354           5,661
     Other             23,591        3,201         372             142
Sales
     Government            --       31,026         688           3,465
     Other             17,731        6,090         191             938
--------------------------------------------------------------------------

At September 30, 1999, the total cost of securities for Federal income tax purposes was $8,150,595 for the Large Cap Growth Equity Fund, $15,277,927 for the Top 20 Fund, and $7,237,620 for the Technology Fund. The cost of securities and net realized gains or losses on securities sold for the remaining Funds was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1999, are as follows (000):


                     Turner      Turner   Turner     Turner     Turner
                    Large Cap    Growth   Midcap   Small Cap   Micro Cap Turner
                     Growth      Equity   Growth     Growth     Growth   Top 20
                   Equity Fund    Fund     Fund       Fund       Fund     Fund
--------------------------------------------------------------------------------
Aggregate gross
     unrealized
     appreciation      762       17,202   18,406     48,240     2,976    1,153
Aggregate gross
     unrealized
     depreciation     (354)      (4,379)  (7,147)   (13,159)     (381)    (560)
--------------------------------------------------------------------------------
Net unrealized
     appreciation
     (depreciation)    408       12,823   11,259     35,081     2,595      593
--------------------------------------------------------------------------------


                                     Turner Short Duration
                                       Government Funds        Turner Core
                     Turner         -----------------------    High Quality
                   Technology       Three Year     One Year    Fixed Income
                      Fund           Portfolio    Portfolio        Fund
----------------------------------------------------------------------------
Aggregate gross
     unrealized
     appreciation      596                91          5                8
Aggregate gross
     unrealized
     depreciation     (384)             (119)        (4)            (250)
----------------------------------------------------------------------------
Net unrealized
     appreciation
     (depreciation)    212               (28)         1             (242)
----------------------------------------------------------------------------

62 | TURNER FUNDS 1999 ANNUAL REPORT

7. In Kind Transfers of Securities

During the period ended September 30, 1999, the Growth Equity Fund issued 273,210 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $4,270,277.

During the period ended September 30, 1999, the Three Year Portfolio issued 1,925,533 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $18,947,249.

During the period ended September 30, 1999, the Core HighQuality Fixed Income Fund issued 1,012,284 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $10,120,317 which includes $260,485 of net unrealized loss.

8. Line of credit:

Pursuant to a credit agreement dated May 21, 1997, First Union National Bank provides an uncommitted line of credit to the Large Cap Growth Equity Fund, the Growth Equity Fund, the Midcap Growth Fund and the Small Cap Growth Fund, Portfolios of the TIP Funds, for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of each Fund. The aggregate principal amount of all borrowings may not exceed 10% of each Fund, net assets and the maximum principal amount that the Bank will loan is $10,000,000. Borrowings under the line of credit are charged interest based on the federal funds rate determined at the date of borrowing and are secured by investment securities of the borrowing portfolio. Each Fund is individually, and not jointly, liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the period ended September 30, 1999.

                                            TURNER FUNDS 1999 ANNUAL REPORT | 63

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the TIP Funds:

We have audited the accompanying statements of net assets of the Turner Large Cap Growth Fund, the Turner Small Cap Growth Fund, the Turner Short Duration Government Funds -- One Year Portfolio, and the Turner Core High Quality Fixed Income Fund and the statement of assets and liabilities of the Turner Growth Equity Fund, the Turner Mid Cap Growth Fund, the Turner Micro Cap Growth Fund, the Turner Top 20 Fund, the Turner Technology Fund and the Turner Short Duration Government Funds -- Three Year Portfolio, including the schedules of portfolio investments, as of September 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented therein and the financial highlights for the periods ended September 30, 1996 through September 30, 1999 presented therein. We have also audited the financial highlights for the periods ended February 28, 1995 and February 28, 1996 for the Turner Short Duration Government Funds -- Three Year Portfolio and the Turner Short Duration Government Funds -- One Year Portfolio. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1994 and October 31, 1995 for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund were audited by other auditors whose report dated December 5, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds at September 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented therein, and financial highlights for the periods ended September 30, 1996 through September 30, 1999 presented therein, and for the periods ended February 28, 1995 and February 28, 1996 presented therein for the Turner Short Duration Government Funds -- Three Year Portfolio and the Turner Short Duration Government Funds -- One Year Portfolio in conformity with generally accepted accounting principles.


                                           /s/ Ernst & Young LLP
                                           -----------------------------------

Philadelphia, Pennsylvania
November 8, 1999

64 | TURNER FUNDS 1999 ANNUAL REPORT

                EVENT SUBSEQUENT TO AUDITOR'S REPORT (unaudited)

On February 25, 2000, the Board of Trustees of the TIP Funds approved a Plan to reorganize the Turner Growth Equity Fund into a similar fund that is being created by the Vanguard Group called the Vanguard Growth Equity Fund, subject to shareholder and regulatory approval.

--------------------------------------------------------------------------------

                             Notice to Shareholders
                                       of
                                  Turner Funds
                                   (Unaudited)


For shareholders that do not have a September 30, 1999 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 1999, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1999, each portfolio is designating the following items with regard to distributions paid during the year.


                                                  Long Term
                                                  (20% Rate)       Ordinary
                                                 Capital Gain       Income       Tax Exempt       Total           Qualifying
             Fund                               Distributions    Distributions    Interest     Distributions     Dividends (1)
             ----                               -------------    -------------   ----------    -------------     -------------
Turner Large Cap Growth Equity Fund .........        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Growth Equity Fund ...................       66.75%           33.25%         0.00%         100.00%            4.38%
Turner Midcap Growth Fund ...................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Small Cap Growth Fund ................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Micro Cap Growth Fund ................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Top 20 Fund ..........................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Technology Fund ......................        0.00%            0.00%         0.00%           0.00%            0.00%
Turner Short Duration Government
     Funds-Three Year Portfolio .............        3.43%           96.57%         0.00%         100.00%            0.00%
Turner Short Duration Government
     Funds-One Year Portfolio ...............        0.00%          100.00%         0.00%         100.00%            0.00%
Turner Core High Quality Fixed Income .......        0.00%          100.00%         0.00%         100.00%            0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                            TURNER FUNDS 1999 ANNUAL REPORT | 65

--------------------------------------------------------------------------------


                                     NOTES

--------------------------------------------------------------------------------


                                     NOTES

                                 [LOGO OMITTED]

                                     TURNER
                                    --------
                                      FUNDS

                                    --------------------------------

                                    Turner Funds
                                    1235 Westlake Drive
                                    Berwyn, Pennsylvania 19312
                                    Telephone: 1-800=224-6312
                                    Email: mutualfunds@turner-invest.com
                                    Web Site: www.turner-invest.com